EXHIBIT 10.12


                            ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement (the "Agreement") is effective as of December 13, 1999, by and among Dreamcatcher Franchise Corporation ("Buyer"), a Minnesota corporation, Dreamcatcher Learning Centers, Inc. ("Seller"), a Colorado corporation, and Margo W. Barnhart and Jerald L. Barnhart ("Seller's Shareholders").

RECITALS:

         A. Seller owns the trademarks "Dreamcatcher Learning Centers" and Dreamcatcher Direct Instruction Centers(SM). Seller also operates three Dreamcatcher Learning Centers franchises at the following locations: (i) 427 Main Street, Windsor, CO 80550, (ii) 200 East Monroe, Fort Collins, CO 80526, and (iii) 1990 59th Avenue, Greeley, CO 80634 (collectively, the "Business").

         B. The parties mutually desire that Seller shall sell to Buyer, and Buyer shall purchase from Seller, substantially all of Seller's assets upon the terms and subject to the conditions set forth in this Agreement.

         C. Contemporaneous with the consummation of the transaction contemplated in this Agreement, Buyer is purchasing the assets of Dreamcatcher Franchise Corporation ("DFC"), the Franchisor of Dreamcatcher Learning Centers.

AGREEMENT:

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to the terms set forth below.

1.       PURCHASE OF ASSETS; LIMITED ASSUMPTION OF LIABILITIES

         1.1. Purchase of Assets. Subject to the terms and conditions in this Agreement, Seller agrees on the Closing Date (as defined in Section 7.1) to assign, sell, transfer, convey, and deliver to Buyer, and Buyer agrees on the Closing Date to purchase from Seller, substantially all of Seller's assets (excepting only the assets specifically identified as "Excluded Assets" in Section 1.2 below), wherever the same may be located (collectively referred to as the "Purchased Assets"), including, without limitation, the following assets.

                  1.1.1. All furniture, equipment, inventory, supplies, including those items described in Exhibit 1.1.1 hereto.

                  1.1.2. All trade fixtures and leasehold improvements.


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                  1.1.3. All records, whether tangible or intangible (e.g.,
stored electronically), including, business records and files, marketing materials, customer and prospect lists, and records relating to pricing, customers, and suppliers.

                  1.1.4. All intangible property, goodwill, claims of Seller against third parties, know-how, technology, trade secrets, processes, design rights, computer programs, software license rights, web pages, domain names, rights to all telephone and facsimile numbers of Seller, Seller's corporate name, assumed names, trademarks, servicemarks, copyrights, other intellectual property rights, together with applications, goodwill and claims associated therewith.

                  1.1.5. All licenses, permits, approvals, governmental or otherwise, including the licenses and permits identified on Exhibit 1.1.5 hereto (the "Licenses and Permits").

                  1.1.6. All contract rights, including those related to the contracts identified on Exhibit 1.1.6 hereto ("Assumed Contracts"). Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an assignment of any Assumed Contract if an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach thereof or in any way adversely affect the rights of Seller or Buyer thereunder. If a necessary consent to assignment of an Assumed Contract is not obtained, or if any attempt at an assignment thereof would be ineffective or would affect the rights of Seller or Buyer thereunder so that Buyer would not in fact receive all such rights, Seller shall cooperate with Buyer to the extent necessary to provide for Buyer the benefits under such Assumed Contract, including enforcement for the benefit of Buyer of any and all rights of Seller against a third party thereto arising out of the breach or cancellation by such third party or otherwise.

                  1.1.7. Prepaid assets and deposits which Buyer will obtain the benefit of after the Closing (the "Prepaid Assets and Deposits"), including those identified on Exhibit 1.1.7 hereto.

                  1.1.8. All accounts receivable, notes receivable and other rights to payments, including those identified in the aging on Exhibit 1.1.8 hereto (the "Receivables").

                  1.1.9. Cash and cash equivalents as of the Closing Date.

                  1.1.10. Any other tangible and intangible property used in the Business of whatever type.

         1.2. Excluded Assets. Seller does not sell, any of the following assets ("Excluded Assets").


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                  1.2.1. Property used by the Business under a lease arrangement which is not listed on Exhibit 1.1.6 and any contracts identified on Exhibit
1.1.6 for which necessary consents to assignment by Seller to Buyer have not been obtained as of the Closing Date and under which Buyer will not equitably receive the benefits ("Excluded Contracts").

                  1.2.2. Corporate record book and tax returns provided tax returns and related work papers shall be made available for review and copying by Buyer.

                  1.2.3. Artwork personally owned by Seller's Shareholders which is not included in Seller's Financial Statements.

         1.3. Assumption of Liabilities. Except as set forth in subsections
1.3.1 and 1.3.2 below (the "Assumed Liabilities"), Buyer shall not assume any liabilities, obligations or undertakings of Seller of any kind or nature whatsoever, whether fixed or contingent, known or unknown, determined or determinable, due or not yet due. Without limiting the generality of the foregoing and except as otherwise provided for in this Agreement, Buyer specifically disclaims assumption of: (a) any liabilities or obligations with respect to taxes, negligence, strict liability, product liability, or breach of warranty claims asserted with regard to Seller's operation prior to the Closing Date; (b) any liabilities and obligations growing out of or relating to relationships and dealings of Seller with competitors, customers, suppliers, brokers, brokered printing, licensees, employees (including workers compensation claims), or any other action or inaction of Seller or its predecessors in interest; (c) any liability for sales or use taxes arising out of the sale of any of the Purchased Assets under this Agreement.

                  1.3.1. Liabilities. On the Closing Date, Buyer assumes the liabilities of Seller specifically listed on Exhibit 1.3.1 but only to those creditors identified by name and only in the amount stated.

                  1.3.2. Assumed Contracts and Equitably Assumed Contracts. On the Closing Date, Buyer assumes Seller's obligations under the Assumed Contracts that relate to benefits Buyer receives after the Closing but not obligations or liabilities that relate to benefits received prior to the Closing Date unless such liability is specifically identified on Exhibit 1.3.1.

2.       PURCHASE PRICE: PAYMENT; ALLOCATION

         2.1. Purchase Price. The purchase price ("Purchase Price") for the Purchased Assets and the performance by Seller and Seller's Shareholders of their obligations under this Agreement shall be the sum of the following:

04.07.1  Buyer's assumption of Assumed Liabilities;


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                  2.1.2. A payment of Seventy-Five Thousand Dollars ($75,000)
when (or if) the number of Dreamcatcher Learning Centers franchises then operating equals each of the following levels subject to a maximum cumulative payment of Three Hundred Seventy-Five Thousand Dollars ($375,000) provided such obligation ceases eight (8) years after the Closing Date.

                  Number of Stores                   Cumulative Payment
                  ----------------                   ------------------
                         25                                $75,000
                         50                               $150,000
                        100                               $225,000
                        150                               $300,000
                        200                               $375,000

                  Stores must be producing revenue at the time to be counted (e.g., stores that once produced revenue but have since closed are not counted after the date of closure).

         2.2. Allocation of Purchase Price. The Purchase Price is hereby allocated among the Purchased Assets as set forth in Exhibit 2.2. The parties agree to report this transaction for tax purposes in accordance with the allocations set forth in Exhibit 2.2. Buyer and Seller shall file all tax returns, including Internal Revenue Form 8594, in accordance with the allocation set forth on Exhibit 2.2.

3.       REPRESENTATIONS AND WARRANTIES OF SELLER AND SELLER'S SHAREHOLDERS

         Seller and Seller's Shareholders, jointly and severally, make the following representations and warranties to Buyer with the intention that Buyer may rely upon the same and acknowledge that the same shall be true as of the Closing Date (as if made at the Closing) and shall survive the Closing of this transaction.

         3.1. Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, has all requisite corporate power and authority, corporate and otherwise, to own its properties and assets and conduct the Business.

         3.2. Authority. Seller has all requisite power and authority to execute, perform and carry out the provisions of this Agreement. Seller has taken all requisite corporate action authorizing and empowering Seller to enter into this Agreement and to consummate the transactions contemplated in this Agreement. Seller is qualified to do business and in good standing as a foreign corporation in all states in which qualification is required by the nature of its business.

         3.3. Seller's Shareholders. The Seller's Shareholders own one hundred percent (100%) of the issued and outstanding stock of Seller.


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         3.4. Financial Statements.

                  3.4.1. Financial Statements. Seller has furnished Buyer a true and complete copy of its (i) 1997 and 1998 tax returns, and (ii) balance sheets and statements of income for its partial fiscal year ending October 31, 1999, copies of which are attached hereto as Exhibit 3.4.1 (collectively the "Financial Statements"). The Financial Statements fairly present and will fairly present in all material respects the financial condition of Seller as of the represented dates thereof and the results of Seller's operations for the periods covered thereby. For purposes of this Agreement, the Financial Statements shall be deemed to include any notes thereto.

                  3.4.2. Seller's Books and Records. Seller's books of account and records (including customer files, employment records and tax records) are complete, and accurate in all material respects.

                  3.4.3. No Adverse Changes. Since the date of the most recent Financial Statements, there has not occurred or arisen (whether or not in the ordinary course of business): (i) any material adverse change in the financial condition, prospects, or operations of the Business, (ii) any change in Seller's accounting methods or practices, (iii) any sale or transfer of any asset or any amendment of any agreement of Seller except in the ordinary course of business,
(iv) any loss of or damage to the Purchased Assets due to abuse, misuse, fire or other casualty, (v) any labor trouble, (vi) any reasonably foreseeable increase in operating costs of the Business not commensurate with increased production,
(vii) any warranty or liability claims or losses, or (viii) any other event or condition known or suspected by Seller or Seller's Shareholders to have occurred or to exist which, singly or in the aggregate, materially and adversely affect or may affect the Purchased Assets or the Business.

         3.5. Tax Reports, Returns and Payment. Seller has timely filed all federal and applicable state, local, and foreign tax or assessment reports and returns of every kind required to be filed by them, including, without limitation, income tax, sales and use tax, real estate tax, personal property tax and unemployment tax. Seller has duly paid all taxes and other charges (including interest and penalties) due to or claimed to be due by any taxing authorities except for those specifically identified by type and amount as Assumed Liabilities. True and correct copies of the reports and returns filed by Seller during the last three (3) tax years have been made available to Buyer. Where required, timely estimated payments or installment payments of tax liabilities have been made to all governmental agencies in amounts sufficient to avoid underpayment penalties or late payment penalties applicable thereto, except amounts (including penalties, interest and late fees) as are specifically identified by type and amount as Assumed Liabilities. During the three (3) years preceding the Closing Date, Seller has not been subjected to or received any notice that Seller will be subject to investigation, examination or audit by governmental authorities. Seller is not subject to any current pending action or investigation and no unexpired waiver of an applicable statute of limitations is outstanding with respect to Seller.

         3.6. Title to Assets. The Purchased Assets constitute all property used in the conduct of the Business as now conducted. Seller is the owner of the Purchased Assets. Seller holds title to the Purchased Assets free and clear of all liens, charges, encumbrances or third party claims or


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interests of any kind whatsoever, except liens for Assumed Liabilities. All of the Purchased Assets are located at the premises identified in Exhibit 3.11.

         3.7. Personal Property. All tangible personal property included in the Purchased Assets is in reasonable repair and operating condition. Seller hereby assigns to Buyer as of the Closing Date any and all warranties covering such property existing as of the Closing Date. All intangible personal property included within the Purchased Assets is owned by Seller and does not infringe the rights of any third parties.

         3.8. Inventory. The inventory included in the Purchased Assets is in good, merchantable and saleable in the ordinary course of business and is of a quality, quantity and mix consistent with Seller's past business practices and the demands of its customers. The supplies included in the Purchased Assets are in good, usable condition.

         3.9. Receivables. All of Seller's accounts receivable have arisen from bona fide and actual sales of goods in the ordinary course of the Business. All of the Receivables are collectible, and there are no defenses, offsets, or counterclaims threatened or pending with respect to thereto.

         3.10. Licenses and Permits. The Licenses and Permits constitute all of the licenses, permits, and approvals, governmental or otherwise, necessary for Seller to conduct the Business where it is currently conducted. All of the Licenses and Permits are transferable to Buyer. The Licenses and Permits are valid and in good standing and Seller has not received any notice that they will lapse or be terminated by action of any governmental authority or otherwise.

         3.11. Real Property. Exhibit 3.11 contains an accurate and complete list of all real property owned, leased, subject to an option, purchase agreement or otherwise used within the prior three (3) years or is currently planned to be used in the Business (the "Real Property"). Except as may be otherwise set forth in Exhibit 3.11, the Real Property is usable for its current uses without violating any federal, state, local or other governmental building, zoning, health, safety, platting, subdivision or other law, ordinance or regulation, or any applicable private restriction, and such use is a legal conforming use. Seller has not received any formal or informal notice of the initiation or any condemnation or eminent domain proceeding with respect to the Real Property, and has neither made nor received an offer of sale in lieu thereof.

         3.12. Agreements, Contracts and Commitments. Exhibit 1.1.6 contains an accurate and complete list of all verbal and written agreements, contracts, leases, commitments and warranties to which Seller is a party. Except as specifically set forth therein, all such contracts, commitments or other arrangements (i) are in ful1 force and effect and have not been amended, (ii) are not subject to any default and no event is existing which, with notice or lapse of time, or both, will constitute a default thereunder, and (iii) are not subject to any default and the transaction as contemplated by this Agreement, with notice or lapse of time, or both, will not constitute an default thereunder.

         3.13. Copies of Contracts; Terms and Binding Effect. True, complete and correct copies of all written contracts, commitments, understandings, and other documents referred to in the


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Exhibits have been delivered to Buyer or attached to the Exhibits where required by this Agreement; there are no amendments to or modifications of, or agreements of the parties relating to, any such contracts, commitments, and understandings which have not been delivered to Buyer; and to the knowledge of Seller or Seller's Shareholders, each such contract, commitment, or understanding, as amended, is considered valid and binding on the parties to it in accordance with its respective terms, and the transaction contemplated by this Agreement will not result in the violation or breach of any such material contract, commitment, or understanding.

         3.14. Contracts with Related Parties. Except as specifically identified on Exhibit 1.1.6, there are no agreements or contracts between Seller and any of its employees, agents, officers, directors, shareholders, or entities which any of them control.

         3.15 Employee Plans.

                  3.15.1. Existence of Plans. Exhibit 3.15.1 is an accurate and complete list of all Employee Plans of Seller. "Employee Plans" means any pension, retirement, disability, medical, dental, or other health insurance plan, life insurance or other death benefit plan, profit sharing, deferred compensation, stock option, bonus or other incentive plan, vacation benefit plan, severance plan, or other employee benefit plan or arrangements including, without limitation, any "pension plan" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any "welfare plan" as defined in Section 3(1) of ERDA, whether or not any of the foregoing is funded, (i) to which Seller is a party or by which Seller is bound; or (ii) with respect to which Seller has made any payments or contributions since January 1, 1996, or may otherwise have any liability (including any such plan or other arrangement formerly maintained by Seller or to which Seller contributed or had an obligation to contribute).

                  3.15.2. Administration of Employee Plans. Each Employee Plan in existence has been consistently administered in accordance with its terms and provisions and as amended in accordance with the terms and provisions of ERISA and the Internal Revenue Code of 1954, as amended (the "Code"), to the extent applicable, and is in material compliance with the applicable provisions of ERISA, the Code and state law; each of such Employee Plans that is intended to be a "qualified" plan meets the applicable requirements for qualification under
Section 401(a), and exemption under Section 501(a), of the Code; each of such Employee Plans has not at any time engaged in any "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA which is nonexempt under the applicable provisions of ERISA or the Code or an administrative exemption; no funding deficiency exists with respect to any of such Employee Plans within the meaning of Section 412 of the Code or Part 3 of ERISA; all proper and accurate federal and state returns, reports and other filings with respect to each of such Employee Plans has been timely filed and any amounts shown thereon to be due and payable has been paid in full; none of such Employee Plans is a multi-employer plan with the meaning of Section 414(f) of the Code and the regulations thereunder and Section 3(37)(D) of ERISA and the regulations thereunder; each of such Employee Plans that is subject to the continuation of coverage or conversion provisions of Sections 601-608 of ERISA and the regulations thereunder, Section 4980B of the Code and the regulations thereunder or the law of any state is in compliance therewith; and no fiduciary of any such Employee Plan has committed a breach of fiduciary duty in violation of ERISA.


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                  3.15.3. Absence of Certain Events Respecting Employee Plans.
Since January 1, 1998, Seller has not instituted or agreed to institute any new Employee Plan, or made or agreed to make any change in any Employee Plan.

         3.16. Union and Employment Contracts and Other Employment Matters.

                  3.16.1. Seller is not a party to any formal or informal collective bargaining agreement or any other written employment agreement, nor is Seller a party to any other contract or understanding (oral or written) that contains any severance pay liabilities or obligations, except for accrued, unused vacation pay or accrued and unused sick leave pay. All of Seller's employee benefits are outlined in the employee handbook, a true and complete copy of which has been provided to Buyer.

                  3.16.2. Seller has no, and on the Closing Date will not have, any obligations to Seller's directors, officers, employees or agents other than obligations arising in the ordinary course of business on account of wages, salaries and commissions for prior services performed or business produced.

                  3.16.3. During the last three (3) years Seller has experienced no work stoppages, walkouts or strikes or attempts by its employees to organize a union.

                  3.16.4. There have been no employee or ex-employee lawsuits or claims, or any claims of unfair labor practices or the like, in the past three
(3) years.

         3.17. Employee Information.

                  3.17.1. Employee List. Exhibit 3.17.1 hereto is an accurate and complete list of the names, positions, titles, salary rates and years of service for all employees of Seller who provide services to the Business, together with summary of the bonuses, additional compensation and other employee benefits, if any, paid or payable to such persons as of the date of this Agreement.

                  3.17.2. Terminated Employees. Exhibit 3.17.2 hereto is a true and accurate list of all employees of Seller whose employment has terminated either voluntarily or involuntarily in the twelve (12) month period preceding the Closing Date. No claims have been made or to the knowledge of the Seller or Seller's Shareholders threatened against Seller by any former or present employee based on employment discrimination, wrongful discharge, or any other circumstance relating to or arising from the employment relationship with Seller.

                  3.17.3. Employee Expenses. Except as otherwise provided for in this Agreement, all amounts due to the employees of Seller through the Closing Date for commissions, salary, wages, fringe benefits (except as stated in Section 1.3.1), pension benefits, including cash bonuses accrued through the Closing Date and all employment taxes incurred thereon, will be promptly paid by Seller after the Closing.


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                  3.17.4. Compliance with Employment Laws. Seller has materially complied with all applicable federal and state laws relating to the employment of labor, including the provisions thereof relating to wages, hours, collective bargaining and the payment of withholding and social security taxes, and is not liable for any arrears of wages, or any tax or penalties, for failure to comply with any of the foregoing.

         3.18. Significant Customers/Suppliers. Exhibit 3.18 identifies all customers of Seller that individually account for over five percent (5%) of Seller's revenues during the current and preceding fiscal year. Exhibit 3.18 also identifies all suppliers of Seller that individually account for over five percent (5%) of Seller's material purchases during the current fiscal year and the fiscal year ending prior to the date of this Agreement. Except as disclosed in Exhibit 3.18, neither Seller nor Seller's Shareholders have any information indicating that any significant customers or suppliers of Seller intends to cease doing business with Seller or materially alter the amount of business they do with Seller.

         3.19. Insurance. Seller has maintained the insurance identified on
Exhibit 3.19 for the period stated on Exhibit 3.19 and will maintain such insurance through the Closing Date. Insurance claims submitted within the three
(3) years prior to the Closing Date are identified on Exhibit 3.19 (including a summary of workers compensation claims identifying the worker, nature of injury, date of injury, and current status).

         3.20. Litigation and Related Matters. Except as disclosed on Exhibit 3.20, there is no pending or, to Seller's or Seller's Shareholders' knowledge, threatened litigation, proceeding, or investigation against Seller nor is Seller subject to any existing judgment, order, decree, or other action affecting Seller, the operation of the Business or the Purchased Assets, or which would prevent, impede, or make illegal the consummation of the transactions contemplated in this Agreement to the knowledge of Seller or Seller's Shareholders. No basis exists for any warranty, nonconformity or product liability claims with regard to products sold by the Business and no claims therefor have been received within the prior one year period. No legal actions have been commenced against Seller within the three years prior to the Closing Date.

         3.21. Compliance with Laws. Seller has materially complied, and is in material compliance, with applicable laws, statutes, orders, rules, regulations and requirements promulgated by governmental or other authorities relating to Seller (including, without limitation, tax, employment, ERISA, licensing, environmental, OSHA, and unlawful payments to domestic or foreign governmental officials). Seller has not received any notification of any asserted past or present violation in connection with the conduct of any of the Businesses of any law, ordinance or regulation. Seller has not received any notice of an alleged violation of law, statute, order, rule, regulation or requirement promulgated by governmental or other authorities, and has not received any complaint, inquiry, request for information from any governmental entity or any notification that it is under investigation.

         3.22. Breaches of Contracts; Required Consents. Neither the execution and delivery of this Agreement by Seller nor compliance by Seller with the terms and provisions of this Agreement will (a) conflict with or result in a breach of (i) any of the terms, conditions or provisions of the Articles of Incorporation, Bylaws or other governing instruments of Seller, (ii)


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any judgment, order, decree or ruling to which the Seller or Seller's
Shareholders are a party, (iii) any injunction of any court or governmental authority to which either of them is subject, or (iv) any agreement, contract or commitment which is material to the Business or to Seller's financial condition; or (b) require the affirmative consent or approval of any third party except as disclosed in Exhibit 1.1.6.

         3.23. Intellectual Property. All right, title and interest in and to all intellectual property that is necessary to or used in the Business as presently conducted or proposed to be conducted or in the production of Seller's products ("Seller's Intellectual Property") is owned by or licensed exclusively to, without royalties, fees or commissions, Seller, free and clear of any liens or encumbrances. Neither the Intellectual Property nor any of Seller's products or services infringes, misuses, or conflicts with the rights of others. Seller's Intellectual Property is valid and has not been challenged in any judicial or administrative proceeding. Neither any of Seller's Shareholders nor any employee or consultant of Seller (or the employer of any such consultant) has any rights in or to any of the Seller's Intellectual Property. All of Seller's Intellectual Property that is registered is listed on Exhibit 3.23 and has the status indicated therein and all applications are still pending in good standing and have not been abandoned. Seller has not failed to take any necessary steps or appropriate actions to record its interests, or protect its rights, in Seller's Intellectual Property. No person nor such person's business nor any of its products has infringed, misused, misappropriated or conflicted with Seller's Intellectual Property or currently is infringing, misusing, misappropriating or conflicting with such rights.

         3.24. Cash Locations. Exhibit 3.24 contains a complete list of all of Seller's bank accounts, savings accounts, certificates of deposit, mutual funds and other accounts, safe deposit boxes, together with identification of persons authorized to withdraw or deal with the same.

         3.25. Year 2000 Compliance. The Purchased Assets and Business are Year 2000 Compliant. "Year 2000 Compliant" means that means that functioning, processing and performing in a correct and timely manner will be unaffected when dealing with time/date data across multiple millennium and century boundaries.

         3.26. Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of Seller and Seller's Shareholders in accordance with the terms hereof. Neither Seller nor Seller's Shareholders is subject to any charter, mortgage, lien, lease, agreement, contract, instrument, law, rule, regulation, order, judgment or decree, or any other restriction of any kind or character, which would prevent the consummation of the transactions contemplated in this Agreement.

         3.27. Completeness of Disclosures. None of the representations or warranties made by Seller and Seller's Shareholders in this Agreement or the Exhibits, and no written statement, certificate or Exhibit furnished or to be furnished by or on behalf of Seller or Seller's Shareholders to Buyer or its agents pursuant hereto, or in connection with the transaction contemplated by this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit any material fact the omission of which would be misleading. The Exhibits to this Agreement, where provided by or on behalf of Seller, completely and correctly present the information required by this Agreement to be set forth in them.


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4.       REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer makes the following representations and warranties to Seller with the intention that Seller may rely upon the same, and acknowledges that the same shall be true as of the Closing Date (as if made at the Closing) and shall survive the Closing of this transaction.

         4.1. Organization. Buyer is a corporation, duly organized, validly existing in good standing under the laws of the State of Minnesota, and has all requisite corporate power and authority to own its properties and conduct the business in which it is presently engaged.

         4.2. Authority. Buyer has all requisite power and authority to execute, perform and carry out the provisions of this Agreement. Buyer has taken all requisite action authorizing and empowering Buyer to enter into this Agreement and to consummate the transactions contemplated in this Agreement.

          4.3. Breaches of Contracts; Required Consents. Neither the execution and delivery of this Agreement by Buyer, nor compliance by Buyer with the terms and provisions of this Agreement, will (a) conflict with or result in a breach of: (i) any of the terms, conditions or provisions of the Articles of Incorporation and Bylaws or other governing instruments of Buyer, (ii) any judgment, order, decree or ruling to which the Buyer is a party, (iii) any injunction of any court or governmental authority to which it is subject, or
(iv) any agreement, contract or commitment listed on any Exhibit hereto and which is material to the financial condition of Buyer; or (b) require the affirmative consent or approval of any third party.


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         4.4. Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of Buyer in accordance with the terms hereof. Buyer is not subject to any charter, mortgage, lien, lease, agreement, contract, instrument, law, rule, regulation, order, judgment or decree, or any other restriction of any kind or character, which would prevent the consummation of the transactions contemplated in this Agreement.

5.       CERTAIN COVENANTS AND AGREEMENTS

         5.1. Preserve Accuracy of Representations and Warranties. Seller and Seller's Shareholders shall refrain from taking any action, except with the prior written consent of Buyer, which would render any representation, warranty or agreement of Seller and Seller's Shareholders in this Agreement inaccurate or breached as of the Closing. At all times prior to the Closing, Seller and Seller's Shareholders will promptly inform Buyer in writing with respect to any matters that arise after the date of this Agreement which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the Exhibits.

         5.2. Access to Information. During the period prior to the Closing, Seller shall give to Buyer and its attorneys, accountants and other authorized representatives, full access to all of the property, books, contracts, commitments and records of Seller and shall furnish to them during such period all such information concerning the Business and the Purchased Assets as they reasonably may request.

         5.3. Approvals and Consents. Seller shall use its best efforts to obtain all approvals and consents to transfer the Purchased Assets to Buyer, except such approvals required to assign obligations solely for the payment of money which are included within the Assumed Liabilities. Seller agrees to consult with Buyer, and Buyer agrees to cooperate with Seller, in connection with Seller obtaining such approvals and consents.

         5.4. Restrictions. Seller and Seller's Shareholders represent and covenant that since January 1, 1999 and during the period from the date of this Agreement to the Closing (except as Buyer otherwise has consented in writing):

                  5.4.1. Seller's has conducted and will conduct the Business only in the usual and ordinary manner.

                  5.4.2. Seller has and will timely pay and discharge all bills and monetary obligations and timely and properly performed all of its obligations and commitments under all existing contracts and agreements pertaining to or affecting Seller.

                  5.4.3. Seller and Seller's Shareholders have used and shall continue to use their reasonable business efforts to preserve the Business and the Purchased Assets and to keep available to Buyer the services of Seller's present employees, and not to impair relationships with suppliers, customers and others having business relations with the Seller; provided, Seller shall consult with Buyer and obtain Buyer's written consent prior to committing to material obligations to be assumed by Buyer.

         5.5. Risk of Loss. Prior to completion of the Closing, the risk of loss or destruction to any of Seller's assets shall be that of Seller. Seller shall replace such damaged or destroyed Purchased Assets with similar assets of equal value and shall use any insurance proceeds received for such damage to make such replacements. Buyer shall be permitted to terminate this Agreement in the event of any material event of damage or destruction to any of the Purchased Assets prior to the Closing.

         5.6. Non-Solicitation. Seller, Seller's Shareholders, and their representatives, will not, directly or indirectly discuss or negotiate with any person (other than Buyer), encourage the submission of inquiries, proposals or offers from any person (other than Buyer), or otherwise provide information to any other person, with respect to the sale of any of Seller's rights in the Business or Purchased Assets or an investment in Seller (whether by merger, sale of stock, or otherwise), other than the sale of product or services in the ordinary course of business. Seller and Seller's Shareholders agree to promptly disclose to Buyer any inquiries by parties that indicate interest in discussing a potential purchase, merger or other acquisition of the assets of the Business or any stock of any of Seller's Shareholders.

6.       CONDITIONS OF CLOSING: ABANDONMENT OF TRANSACTION

         6.1. Conditions to Obligations of Buyer to Proceed on the Closing Date. The obligations of Buyer to proceed on the Closing Date shall be subject (at its discretion) to the satisfaction, on or prior to the Closing, of all of the following conditions:

                  6.1.1. Truth of Representations and Warranties and Compliance with Obligations. The representations and warranties of Seller and the Seller's Shareholders in this Agreement shall be true in all material respects on the Closing Date with the same effect as though made at such time. Seller and the Seller's Shareholders shall have complied with all of their covenants and agreements in this Agreement to be performed prior to Closing.

                  6.1.2. Review of Business. A review by Buyer of the Business, with full cooperation of Seller, shall have been completed with results satisfactory to Buyer, in Buyer's sole discretion.

                  6.1.3. Closing DFC Asset Purchase. Buyer purchases substantially all of the assets of DFC.

         6.2. Conditions to Obligation of Seller to Proceed on the Closing Date. The obligation of Seller to proceed on the Closing Date shall be subject (at its discretion) to the satisfaction, on or before the Closing, of the following conditions:

                  6.2.1. Truth of Representations and Warranties and Compliance with Obligations. The representations and warranties of Buyer in this Agreement contained shall be true in all material respects on the Closing Date with the same effect as though made at such time. Buyer shall have performed all material obligations and complied with all covenants and agreements in this Agreement to be performed prior to Closing.

         6.3. Absence of Exhibits. The parties hereby acknowledge that as of the date of Buyer's execution of this Agreement certain exhibits required under this Agreement are not attached hereto and/or will need to be updated. Seller acknowledges that Buyer, in executing this Agreement, is relying on the absence of any materially adverse information which may be disclosed upon delivery of any of the required exhibits or any documents referenced therein. Buyer reserves the right to cancel this Agreement if Buyer reasonably determines that materially adverse information is added to the exhibits or any documents after the date of this Agreement.

7.       CLOSING

         7.1. Closing. The closing of the transaction contemplated by this Agreement shall be held at 15155 Technology Drive, Eden Prairie, MN 55344, on January 5, 2000, at 10:00 a.m. local time, or at such other date or time as the parties may mutually agree upon in writing. The consummation of the transaction contemplated by this Agreement shall be effective as 12:01 a.m. on January 5, 2000 and such date and time shall be deemed the "Closing" and "Closing Date."

         7.2. Documents to be Delivered by Seller and Seller's Shareholders. Seller and Seller's Shareholders agree to deliver the following documents, duly executed as appropriate, to Buyer at the Closing:

                  7.2.1. All certificates, schedules, exhibits, and attachments in completed form and specifying the information required by the provisions of this Agreement.

                  7.2.2. An opinion of counsel from Seller's counsel as to the Seller's authority to enter into this Agreement and that the Agreement is a legally binding obligation of Seller.

                  7.2.3. Appropriate documentation for filing changing the name of Seller's corporation and such documentation reasonably requested by Buyer permitting Buyer to use Seller's name.

                  7.2.4. Documentation transferring Seller's Intellectual Property that is registered.

                  7.2.5. Such other documents as Buyer may reasonably request for the purpose of assigning, transferring, granting, conveying, and confirming to Buyer or reducing to its possession, any and all assets, property and rights to be conveyed and transferred by this Agreement.

         7.3. Documents Delivered by Buyer. Buyer agrees to deliver the following documents, duly executed as appropriate, to Seller at the Closing:

                  7.3.1. Employment Agreements in the form of Exhibit 8.5 for Seller's Shareholders.

                  7.3.2. Such other documents as Seller reasonably may request to carry out the transactions contemplated under this Agreement.

8.       POST CLOSING COVENANTS AND OBLIGATIONS

         8.1. Further Documents and Assurances. At any time and from time to time after the Closing Date, each party shall, upon request of another party, execute, acknowledge and deliver all such further and other assurances and documents, and will take such action consistent with the terms of this Agreement, as may be reasonably requested to carry out the transactions contemplated by this Agreement and to permit each party to enjoy its rights and benefits under this Agreement.

         8.2. Restrictive Covenant.

                  8.2.1. Noncompete Covenant. Seller and Seller's Shareholders covenant and agree that for a period of five (5) years after the Closing Date, they will not engage in any business which competes with the Business in the United States (the "Territory"). This covenant of noncompetition shall be interpreted to prohibit, without limiting the generality of the foregoing, Seller and Seller's Shareholders from serving as a shareholder, partner, director, officer, employee, agent of or independent contractor to, any person or entity which directly or indirectly competes in the Territory with Seller's instructional learning business or other instructional learning businesses, including Sylvan Learning Systems and Huntington Learning Centers, or conspire with others to do so.

                  8.2.2. Interference with the Business. For a period of five
(5) years after the Closing Date, Seller and Seller's Shareholders covenant and agree not to directly or indirectly attempt to divert or interfere with Buyer's conduct of the Business or the Business's relationships with its customers, employees, suppliers or other person with which it does business.

                  8.2.3. Derogatory Statements. Seller and Seller's Shareholders covenant and agree that neither of them will disparage, vilify, slander 01: defame Buyer, or their employees or business practices.

                  8.2.4. Injunctive Relief and Reasonableness. Seller and Seller's Shareholders stipulate and agree that the remedy at law for breach of the covenant in the subsections of Section 8.2 would be inadequate and that Buyer shall be entitled to injunctive relief to enforce such covenants. Seller and Seller's Shareholders further stipulate and agree that the prohibitions contained in Section 8.2.1 are reasonable as to time and area, and Seller and Seller's Shareholders specifically waive any objection to the reasonableness of said prohibitions. In the event that a provision of this Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable in accordance with their terms. Further, in the event that any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended. Damages and injunctive relief shall not be considered alternative remedies.

         8.3. Confidentiality. Seller and Seller's Shareholders shall hold in strictest confidence and not disclose or use any confidential information relating to the Business, except for disclosure of confidential information of the Business to Buyer in connection with the transaction contemplated by this Agreement.

         8.4. Payment of Debts and Liabilities. Seller shall pay all of its liabilities and debts which have arisen on or prior to the Closing Date as they become due and payable, except for Assumed Liabilities and amounts which Seller contests in good faith for which it maintains an adequate reserve.

         8.5. Employment of Seller's Shareholders. Buyer agrees to offer employment to each of Seller's Shareholders pursuant to the form of Employment Agreement attached hereto as Exhibit 8.5.

         8.6. Lease. Seller and Seller's Shareholders shall make the existing learning space at 427 Main St., Windsor, Co 80550, Suites E-2, F&G, available without charge on an as needed basis in order for Buyer to complete the existing commitments to Seller's customers relating to that location.

9.       INDEMNIFICATION

         9.1. Indemnification by Seller and Seller's Shareholders. Seller and Seller's Shareholders, jointly and severally, shall indemnify and hold Buyer harmless at all times from and after the date of this Agreement, against and in respect of all damages, losses, costs and expenses (including reasonable attorneys' fees) which Buyer may suffer or incur in connection with any of the following matters:

                  9.1.1. Any claim, demand, action or proceeding asserted by a creditor of Seller under the provisions of any applicable Bulk Transfer Act or asserted by any other person respecting any liabilities of Seller which are not expressly assumed by Buyer under this Agreement.

                  9.1.2. The breach by Seller or Seller's Shareholders of any of their representations, warranties or covenants in this Agreement.

         9.2. Indemnification by Buyer. Buyer shall indemnify and hold Seller harmless at all times from and after the date of this Agreement, against and in respect of all losses, damages, costs and expenses (including reasonable attorneys' fees) which Seller may suffer or incur in connection with any of the following matters:

                  9.2.1. Any claim, demand, action or proceeding asserted by a creditor of Buyer respecting any liabilities of Buyer.

                  9.2.2. The breach by Buyer of any of Buyer's representations, warranties or covenants in this Agreement.

         9.3. Set off. In the event Seller or Seller's Shareholders fails to pay when due any claim Buyer may have for indemnification pursuant to Section 9.1, or otherwise, Buyer may, in addition to any other remedies to which Buyer may be entitled, set-off an amount equal to Buyer's claim against the amounts otherwise owed by Buyer to Seller.

10.      GENERAL

         10.1. Waiver of Compliance. The parties hereby waive compliance with the provisions of any applicable bulk transfer act. Seller and Seller's Shareholders hereby jointly and severally agree to indemnify and hold Buyer harmless from any damages, losses or expenses (including reasonable attorney fees) suffered by Buyer from any claims which may be asserted against Buyer by creditors of Seller which result from such noncompliance.

         10.2 Counterparts and Facsimile. This Agreement may be executed in counterparts and by different parties on different counterparts with the same effect as if the signatures thereto were on the same instrument. This Agreement shall be effective and binding upon all parties to this Agreement at such time as all parties have executed a counterpart of this Agreement. The parties hereby agree that a facsimile copy of this Agreement will be deemed an original for all purposes, and each party hereby waives the necessity of providing the original copy of this Agreement to bind the other.

         10.3 Notice. Any notice required or permitted to be given under this Agreement shall be deemed to have been duly delivered: (i) when received if delivered by hand or telegram; (ii) the same day if delivery by facsimile sent no later than 4:00 p.m. (receiver's time) on a business day provided transmission is evidenced by a written confirmation from sender's facsimile machine; (iii) the next business day if sent by facsimile on a non-business day or after 4:00 p.m. (receiver's time) on a business day provided transmission is evidenced by a written confirmation from sender's facsimile machine; (iv) one
(1) business day after placement with a reputable overnight carrier for next morning delivery provided recipient must sign for receipt; or (v) four (4) business days after depositing if placed in the U.S. mails for delivery by registered or certified mail, return receipt requested, postage prepaid and addressed to the appropriate party at the address set forth below. If a party changes its address or facsimile number, it shall notify the other part of such different address or facsimile number pursuant to the provisions of this Section.

Buyer and IPI:                                     with copy to:

         IPI/Dreamcatcher Franchise Corporation    Thomas B. Archbold
         15 155 Technology Drive                   Fredrikson & Byron, P.A.
         Eden Prairie, MN 55344                    1100 International Centre
         Attn: President                           Minneapolis, MN 55402
         Tele: 612-95-6246                         Tele: 612-347-712
         Fax: 612-975-6262                         Fax: 612-347-7077


Seller and Seller's Shareholders:                  with copy to:

         Margo W. Barnhart                         Perry S. Nissler
         34711 WCR 23                              VNAV
         Windsor, CO 80550                         1600 Stout Street, Suite 1100
         Tele: 970-427-1326                        Denver, CO 80202
         Fax: 970-686-1086                         Tele: 303-534-4499
                                                   Fax: 303-893-8332

         10.4 Headings and Construction. The descriptive headings of the several Articles and Sections of this Agreement and of the several Exhibits to this Agreement are inserted for convenience only and do not constitute a part of this Agreement. This Agreement shall not be construed against either party since each party has negotiated its provisions and contributed to its drafting.

         10.5. Benefit. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties to this Agreement or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Buyer shall be permitted to assign its rights and obligations under this Agreement.

         10.6. Costs and Expenses. Each party hereto shall bear its own costs and expenses (including, but not limited to, its accountants' and attorneys' fees) in connection with the performance of its obligations under this Agreement. Seller's transactional expenses shall not be assumed by Buyer unless specifically identified by provider and amount within the Assumed Liabilities. No party to this Agreement retained the services of a broker in connection with the transaction contemplated by this Agreement.

         10.7. Invalidity or Unenforceable Nature. Subject to the provisions in
Section 8.2.4 of this Agreement, in the event that any provision or part thereof is deemed to be invalid, illegal or unenforceable for any reason, then the parties to this Agreement hereby mutually acknowledge and agree that it is their intention to have any such invalid, illegal or unenforceable provision or part thereof be deleted from this Agreement as if it had never been included in this Agreement, so that the remainder of this Agreement is valid, binding and enforceable in accordance with its terms.

         10.8. Choice of Law. This Agreement, and the respective rights of the parties under this Agreement, shall be governed and construed by the laws of the State of Minnesota, without application of any choice of law considerations.

         10.9. Entire Agreement, Modification and Waiver. This Agreement, together with the Exhibits and the related written agreements specifically referred to in this Agreement, represents the only agreement among the parties concerning the subject matter hereof and supersedes all prior agreements, whether written or oral, relating thereto except any agreements regarding confidentiality between the parties. No purported amendment, modification or waiver of any provision hereof shall be binding unless set forth in a written document signed by all parties (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the provision hereof and the circumstance or event specifically made subject thereto and shall not be deemed a waiver of any other term hereof or of the same circumstance or event upon any recurrence thereof.


2319880-6 12/13/99

         Each of the parties hereto has caused this Asset Purchase Agreement to be executed in the appropriate manner and agrees to be legally bound by the terms hereof.



BUYER:                DREAMCATCHER FRANCHISE CORPORATION

By /s/ (ILLEGIBLE)
   ------------------------------------
   Its President
       --------------------------------


SELLER:               DREAMCATCHER LEARNING CENTERS, INC.

By /s/ Margo W. Barnhart
   ------------------------------------
   Its President
       --------------------------------



SELLER'S SHAREHOLDERS

/s/ Margo W. Barnhart
---------------------------------------
Margo W. Barnhart


/s/ Jerald L. Barnhart
---------------------------------------
Jerald L. Barnhart

                                    EXHIBITS


Exhibits
--------

1.1.1             Fixed Assets
1.1.5             Licenses and Permits
1.1.6             Assumed Contracts
1.1.7             Prepaid Assets and Deposits
1.1.8             Receivables
1.3.1             Liabilities
2.2               Allocation of Purchase Price
3.4.1             Seller's Financial Statements
3.11              Real Property
3.15.1            Employee Plans
3.17.1            Employee List
3.17.2            Terminated Employees
3.18              Significant Customers/Suppliers
3.19              Insurance
3.20              Litigation/Claims
3.23              Intellectual Property
3.24              Cash Locations
8.5               Employment Agreement Form

                                  EXHIBIT 1.1.1

                                  Fixed Assets


Inventory                             Ft. Collins    Greeley    Windsor    Total
---------                             -----------    -------    -------    -----
Computer System w/Printer                  1            1          1         3
Office Desk                                1            2          1         4
Desk Chair                                 1            2          2         5
Phone                                      1            2          1         4
Fax Machine                                1            1          0         2
Photocopy Machine                          1            1          0         2
TV/VCR Combo                               1            1          0         2
Reception Area Chairs w/Arms               5            0          0         5
3-Piece Sectional Sofa                     0            1          0         1
Reception Area Table                       1            1          0         2
Table Lamp                                 1            0          0         1
Credenza (Steel)                           0            2          0         2
Small Book Shelf (reception area)          1            0          2         3
2' x 4' Instructional Tables               6            8          0        14
Larger Instructional Tables                0            1          1         2
Blue Stackable Chairs                      4            0          6        10
Instructional chairs (Padded w/arms)      13           12          6        31
4-Drawer Steel Filing Cabinet              1            0          1         2
2-Drawer Steel Filing Cabinet              1            1          1         3
Storage Units w/Doors                      2            2          0         4
Rolling Stand                              1            1          0         2
Microwave Oven                             1            1          0         2
Small Cube Refrigerator                    1            1          0         2
Electric Pencil Sharpener                  1            1          1         3
Vacuum Cleaner                             1            1          1         3
Student Desk                               2            0          4         6
Dividers                                   7           13          0        20
Set of DI Instructional Materials          1            1          1         3
Complete Testing Kit                       1            1          1         3
Set of Window Signs                        1            1          1         3
Credit Card Manual Swipe Machine           1            1          1         3
Large Artificial Tree in Basket            1            0          1         2
Large Lighted Sign                         1            1          0         2
Large Unlighted Sign                       0            0          1         1

                                  EXHIBIT 1.1.6

                                Assumed Contracts


REAL ESTATE LEASES
------------------

Lessor:                     TNT Investments
                            1990 - 59th Ave.
                            Greeley, CO 80634
Term:                       60 mos.
First Payment:              12/l/97
Last Payment:               11/01/02
MO. Pmt.:                   $1,100 (escalates yearly)
Mos. Remaining:             36
Renewal Option:             5 yr. Option (120 days notice)
Comments:                   Base rate renegotiated upon renewal. Lease can be
                            assigned with Lessor's approval.


Lessor:                     Everwest
                            200 East Monroe
                            Fort Collins, CO 80525
                            875 Sq. Ft.
Term:                       60 mos.
First Payment:              06/l/97
Last Payment:               05/01/02
MO. Pmt.:                   $1,079 (escalates yearly)
Mos. Remaining:             30
Renewal Option:             None
Comments:                   Lease can be assigned with Lessor's approval. 60-day
                            notice.



NOT assuming existing lease of 427 Main St., Windsor, Co 80550, Suites E-2, F&G.

                                  EXHIBIT 1.1.7

                           Prepaid Assets and Deposits


                                                                     Balance
                                                                    10/31/99
                                                                    --------

Security Deposits                                                  $3,486.01

Monroe NC Electric Deposit                                            106.70

Eaton Bank Account                                                  5,253.89

Eaton Bank Payroll Account                                            127.68

Bank of Colorado - Front Range                                          1.25

                                  EXHIBIT 1.1.8

                                   Receivables



Accounts receivable aging is as of December 9, 1999 is attached and will be updated weekly until the Closing.

Note Receivable from Kay Thomson and Karen Brown in the original principal amount of $10,000, with only two payments of $888.49 remaining due to each of them.

                                  EXHIBIT 1.1.8

                                   Receivables


Dreamcatcher Direct Instruction                                     Receipts Due
                                                           Report Date: 12/09/99

Windsor, CO                     Total Accounts Receivable:            $ 1,968.78
Fort Collins, CO                Total Accounts Receivable:              5,463.13
Greeley, CO                     Total Accounts Receivable:              4,254.50
                                                                      ----------
                                     Total Due                        $11,686.41
                                                                      ==========

                                  EXHIBIT 1.3.1

                                   Liabilities

                                                                   Balance Due
                                                                      10-31-99
                                                                      --------
U.S. Bank                                                           $68,015.88
McGraw Hill                                                           6,000.00
Phillips Photocopy                                                      515.00
Tax Deposits (with estimated 15% penalty)                            21,620.53
Miscellaneous  Smaller  Debt  (Refund of lessons,
$1,902.50; DDIC mugs $295.69; Phone $206.35)                          2,404.54
                                                                   $299,529.84
                                                                   ===========



*Upon the mutual agreement of Buyer and Seller, the liabilities may include Seller's obligations to provide Seller's employees paid vacation days and/or paid sick leave (list employee, hours/days, and dollar value as of the Closing
Date). Buyer shall give credit to the employees identified in the amounts set forth (in hours and dollars equivalents). Buyer has no obligation to hire any of Seller's employees under any conditions and will only agree to permit such vacation and sick pay liabilities to be included within the Assumed Liabilities at Buyer's sole discretion.

                                   EXHIBIT 2.2

                          Allocation of Purchase Price*


Accounts Receivable                                           Actual
Inventory                                                     Actual
Prepaids                                                      Actual
Fixed Assets                                                  Up to $
                                                                     -----------
Intellectual Property/Intangibles
      Other than Goodwill                                     Up to $
                                                                     -----------
Goodwill                                                      Balance (if any)




The payment due pursuant to Section 2.1.3 shall included when paid.

                                  EXHIBIT 3.4.1

                              Financial Statements



Unaudited balance sheet and statement of income as of and for the period ending October 31, 1999.

Tax returns for 1997 and 1998

                                  EXHIBIT 3.4.1

                          Seller's Financial Statements

                                       DLC
                                  Balance Sheet
                                October 31, 1999

                                     ASSETS

Current Assets
     Eaton Bank Account                        $   5,253.89
     Eaton Bank-Payroll Account                      127.68
     Bank of Colorado-Front Range                      1.25
     Accounts Receivable                         (22,357.64)
     Employee Advances                              (749.50)
                                               ------------

     Total Current Assets                                         (17,724.32)

Property and Equipment
     Photocopy Machine                             3,815.99
     Signs                                         2,877.89
     Furniture & Fixtures                         19,881.73
     Furniture & Fixtures                          1,387.54
     Furniture & Fixtures                            460.57
     Furniture & Fixtures                            106.65
     Accumulated Depreciation                    (22,227.00)
     Ed. Materials (Permanent)                    14,023.96
                                               ------------

     Total Property and Equipment                                  20,327.33

Other Assets
     Security Deposits                             3,486.01
     Monroe NC Electric Deposit                      106.70
     Due from DFC                                  5,895.37
                                               ------------

     Total Other Assets                                             9,488.08
                                                                ------------

Total Assets                                                    $  12,091.09
                                                                ============


                     Unaudited--For Management Purposes Only

                                  EXHIBIT 3.4.1

                          Seller's Financial Statements

                                       DLC
                                  Balance Sheet
                                October 31, 1999

                             LIABILITIES AND CAPITAL

Current Liabilities
     Fed/FICA Payable                          $  11,398.07
     State W/H Payable                             1,726.46
     Futa/Suta Payable                              (415.13)
                                               ------------

     Total Current Liabilities                                     12,709.40

Long-Term Liabilities
     Line of Credit--U.S. Bank                    67,402.01
     N/P Dreamcatcher Franchise                   99,736.00
     Deposit from Franchise                       44,752.44
     Note Payable Officer                         44,874.09
                                               ------------

     Total Long-Term Liabilities                                  256,764.54
                                                                ------------

     Total Liabilities                                            269,473.94

Capital
     Common Stock                                 40,600.00
     Retained Earnings                          (219,895.94)
     Net Income                                  (78,086.91)
                                               ------------

     Total Capital                                               (257,382.85)
                                                                ------------

Total Liabilities & Capital                                     $  12,091.09
                                                                ============


                     Unaudited--For Management Purposes Only

                                  EXHIBIT 3.4.1

                          Seller's Financial Statements

                                       DLC
                                Income Statement
                   For the Ten Months Ending October 31, 1999

                                    Current               Year to Date
                                     Month
Revenues
     Lessons-W                     1,204.00      13.45      20,807.00     18.23
     Lessons-G                     2,886.00      32.25      40,015.50     35.05
     Lessons-FC                    4,129.00      46.14      45,956.00     40.25
     Testing-W                       265.00       2.96       1,072.50      0.94
     Testing-G                       480.00       5.36       2,592.50      2.27
     Testing-FC                      222.50       2.49       1,842.50      1.61
     Finance Charge-W                  0.00       0.00          37.54      0.03
     Credits-W                      (120.00)     (1.34)       (120.00)    (0.11)
     Credits-G                      (117.00)     (1.31)       (117.00)    (0.10)
     Other Income-Books, etc.          0.00       0.00       3,000.00      2.63
     Refunds-Loveland                  0.00       0.00        (922.00)    (0.81)
                               ------------               -----------

     Total Revenues                8,949.50      100.0     114,164.54     100.0
                               ------------               -----------
Cost of Sales
     Rent-Windsor                   (500.00)     (5.59)     (8,500.00)    (7.45)
     Rent-Greeley                 (1,000.00)    (11.17)     (9,000.00)    (7.88)
     Rent-Fort Collins            (1,000.79)    (11.18)    (10,412.74)    (9.12)
     Salaries-Windsor             (5,831.50)    (65.16)    (59,082.48)   (51.75)
     Salaries-Greeley             (1,945.61)    (21.74)    (22,004.75)   (19.27)
     Salaries-Fort Collins        (1,378.33)    (15.40)    (15,109.13)   (13.23)

     Total Cost of Sales         (11,656.23)   (130.24)   (124,109.10)  (108.71)
                               ------------               -----------

     Gross Profit                 (2,706.73)    (30.24)     (9,944.56)    (8.71)
                               ------------               -----------

                                  EXHIBIT 3.4.1

                          Seller's Financial Statements

                                       DLC
                                Income Statement
                   For the Ten Months Ending October 31, 1999

                                             Current                    Year to Date
                                              Month
Expenses
     Advertising                                0.00         0.00         (2,218.98)       (1.94)
     Advertising-Windsor                        0.00         0.00            (91.00)       (0.08)
     Advertising-Greeley                        0.00         0.00           (308.15)       (0.27)
     Advertising-Fort Collins                   0.00         0.00         (1,352.95)       (1.19)
     Auto Expense                            (662.37)       (7.40)        (6,018.02)       (5.27)
     Bank Service Charges                    (118.11)       (1.32)        (1,965.17)       (1.72)
     Contributions                              0.00         0.00           (100.00)       (0.09)
     Dues & Subscriptions                    (126.00)       (1.41)          (459.30)       (0.40)
     Dues & Subscriptions-Greeley               0.00         0.00            (55.00)       (0.05)
     Dues & Subscriptions-Fort Collins          0.00         0.00            (55.00)       (0.05)
     Educational Materials                      0.00         0.00         (3,000.00)       (2.63)
     Utilities-Greeley                          0.00         0.00           (871.87)       (0.76)
     Utilities-Fort Collins                     0.00         0.00           (603.11)       (0.53)
     Insurance-Auto                             0.00         0.00         (1,076.60)       (0.94)
     Insurance-Health                           0.00         0.00        (18,794.49)      (16.46)
     Insurance-General                          0.00         0.00         (2,310.50)       (2.02)
     Insurance-Windsor                        190.07         2.12          1,447.47         1.27
     Insurance-Greeley                          0.00         0.00             60.48         0.05
     Insurance-Fort Collins                     0.00         0.00            290.05         0.25
     Insurance-Life                          (339.15)       (3.79)          (646.44)       (0.57)
     Interest Expense                           0.00         0.00         (4,700.11)       (4.12)
     Legal & Accounting                      (162.20)       (1.81)          (435.20)       (0.38)
     Miscellaneous Expense                   (931.95)      (10.41)        (3,494.03)       (3.06)
     Meals                                      0.00         0.00           (106.40)       (0.09)
     Office Expense                          (199.02)       (2.22)          (931.12)       (0.82)
     Office Expense-Windsor                   (65.14)       (0.73)          (638.30)       (0.56)
     Office Expense-Greeley                     0.00         0.00           (150.16)       (0.13)
     Office Expense-Fort Collins                0.00         0.00           (158.04)       (0.14)
     Postage Expense                         (232.65)       (2.60)          (435.60)       (0.38)
     Payroll Service Expense                    0.00         0.00           (267.85)       (0.23)
     Repairs & Maintenance                      0.00         0.00           (125.00)       (0.11)
     Supplies Expense                           0.00         0.00           (515.15)       (0.45)
     Supplies Expense-Windsor                   0.00         0.00            (12.06)       (0.01)

     Supplies Expense-Greeley                 (31.62)       (0.35)          (415.05)       (0.36)
     Supplies Expense-Fort Collins              0.00         0.00            (60.78)       (0.05)
     Taxes, Payroll-Windsor                  (442.50)       (4.94)        (4,481.58)       (3.93)
     Taxes, Payroll-Greeley                  (142.46)       (1.59)        (1,680.82)       (1.47)
     Taxes, Payroll-Fort Collins             (101.55)       (1.13)        (1,106.42)       (0.97)
     Futa-Windsor                              (0.25)        0.00           (224.74)       (0.20)
     Futa-Greeley                              (2.10)       (0.02)          (107.57)       (0.09)
     Futa-Fort Collins                        (10.62)       (0.12)          (115.72)       (0.10)
     Suta-Windsor                              (2.41)       (0.03)           (91.48)       (0.08)
     Suta-Greeley                              (0.53)       (0.01)           (42.03)       (0.04)
     Suta-Fort Collins                         (2.65)       (0.03)           (34.77)       (0.03)
     Telephone Expense                       (189.64)       (2.12)          (671.51)       (0.59)
     Telephone Expense-Windsor                  0.00         0.00         (4,660.82)       (4.08)
     Telephone Expense-Greeley                  0.00         0.00           (498.32)       (0.44)
     Telephone Expense-Fort Collins             0.00         0.00         (1,302.52)       (1.14)
     Travel & Entertainment                     0.00         0.00           (497.75)       (0.44)
     Fines & Penalties                          0.00         0.00         (1,050.18)       (0.92)
     Other Income                               0.00         0.00           (485.45)       (0.43)
     Independence Academy                       0.00         0.00           (517.24)       (0.45)
                                         -----------                    -----------

Total Expenses                             (3,572.85)      (39.92)       (68,142.35)      (59.69)
                                         -----------                    -----------
Net Income                                $(6,279.58)      (70.17)      $(78,086.91)      (68.40)
                                         ===========                    ===========

                          For Management Purposes Only

                                 EXHIBIT 3.15.1

                                 EMPLOYEE PLANS


PLAN DESCRIPTIONS

MEDICAL PLAN           Company pays 100% of the employees health insurance
                       premiums and 0% of Spouse/dependents coverage.
DENTAL PLAN            Paid 100% by employee.
CAFETERIA 125 PLAN     Company administers the plan. There is no corporate
                       contribution.
LIFE INSURANCE         All full-time employees are eligible for $10,000 of life
                       insurance paid by the Company.
PAID VACATION          One day per month of employment for the first year. One
                       and one-half days per month of employment for years 2-5.
                       Two days per month of employment for subsequent years.
                       Days are added at the first of the year, but are prorated
                       down to the termination date.
PAID SICK TIME         Half-day per month of employment. Days are added at the
                       beginning of the year. Unused days are not paid at termination.

----------------------- -------------- ------------ ------------- --------------- ------------- -------------
                                                                                    Vacation      Sick Time
                                                                                     Accrued       Accrued
         Name              Medical *     Dental *     125Plan *     Life Ins. *     (in days)     (in days)
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Barnhart, Jerry (1)            X            X                            X            52.25          20.75
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Barnhart, Margo (1)            X            X                            X            52.25          26.75
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Budzynski, Mathew (1)          X                                         X             8.25           5.75
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Childs, Lori (1)               X            X             X              X
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Fitzgerald, Kathleen (1)                                                              -1.75           0.63
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Godson, Sylvia
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Hughes, Louise
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Kerr, Kristin (1)              X            X             X              X            41.25          11.75
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Kirkwood, Andrea
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Lopez, Davin
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Macfarlane, Ruth
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Parsons, Suzi (1)              X            X             X              X
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Schmitz, Sarah
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Shields, Karen (1)             X                                         X
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Wyndelts, Amy
------------------------ ------------- ------------ ------------- --------------- ------------- -------------

* (X = enrolled)
(1) These individuals perform services for both Dreamcatcher Learning, Inc. and Dreamcatcher Franchise Corporation (DFC). The accrued vacation and sick time represent amounts effective as of December 13, 1999 for both organizations.

                                  EXHIBIT 3.11

                                  Real Property


NOT assuming existing lease of 427 Main St., Windsor, Co 80550, Suites E-2, F&G.

                                 EXHIBIT 3.17.1

                                  EMPLOYEE LIST

--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ ------------
           NAME                POSITION         DATE OF      STATUS      HOURLY      MONTHLY       BONUS       ADD'L.
                                                 HIRE        FT/PT       RATES       SALARY                     COMP.
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Barnhart, Jerry (1)         Owner                  1/1/95      FT                     - 0 -        - 0 -          ****
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Barnhart, Margo (1)         Owner                  1/1/95      FT                     - 0 -        - 0 -          ****
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Budzynski, Mathew (1)       Director-Greeley       7/1/98      FT                    $1,900      Eligible*
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Childs, Lori (1)            Admin./               9/15/99      PT        $7.50-                    - 0 -
                            Instructor                                   $9.50
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Fitzgerald, Kathleen (1)    Director-Fort         11/8/99      FT                    $1,800      Eligible*
                            Collins
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Godson, Sylvia              Instructor                                   $10.50                    - 0 -
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Hughes, Louise              Instructor                                   $10.50                    - 0 -
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Kerr, Kristin (1)           Franchisee             3/1/96      FT                    $2,500        - 0 -            **
                            Training
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Kirkwood, Andrea            Instructor                                   $10.50                    - 0 -
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Lopez, Davin                Instructor                                   $10.50                    - 0 -
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Macfarlane, Ruth            Instructor                                   $10.50                    - 0 -
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Parsons, Suzi (1)           Director-              6/1/97      PT                    $1,200        - 0 -
                            Windsor
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Schmitz, Sarah              Instructor                                   $10.50                    - 0 -
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Shields, Karen (1)          Accountant             9/1/97      FT                    $2,100        - 0 -           ***
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------
Wyndelts, Amy               Instructor                                   $10.50                    - 0 -
--------------------------- ---------------- ------------- ----------- ----------- ------------ ------------ -----------

(1) These individuals perform services for both Dreamcatcher Learning, Inc. and Dreamcatcher Franchise Corporation (DFC).
* Bonus Plan: For Full-Time Managers / Directors
    o  Paid $4 per hour of instruction delivered over 50 hrs. per week
    o  Paid $6 per hour of instruction delivered over 75 hrs. per week
    o  Paid $10 per hour of instruction delivered over 100 hrs. per week
** Automobile/Insurance; Master's Program at UNC (books/tuition); Stock in DFC
   (900 shares)
*** Stock in DFC (900 shares)
**** Automobile/Insurance; Additional Life Insurance

                                 EXHIBIT 3.17.2

                              TERMINATED EMPLOYEES

---------------------- ------------------------------ --------------------- -------------------------
                                                                                  MONTH/YEAR OF
           NAME                    POSITION                 LOCATION               TERMINATION
---------------------- ------------------------------ --------------------- -------------------------
Barnhart, Bonni        Asst. Director/Instructor          Fort Collins                 8/99
---------------------- ------------------------------ --------------------- -------------------------
Broude, Jennifer       Instructor                         Fort Collins                 5/99
---------------------- ------------------------------ --------------------- -------------------------
Butcher, Shelley       Instructor                         Fort Collins                 10/98
---------------------- ------------------------------ --------------------- -------------------------
Gunn, Kristy           Instructor                         Fort Collins                 9/98
---------------------- ------------------------------ --------------------- -------------------------
Hawkins, Karen         Center Director                      Greeley                    8/98
---------------------- ------------------------------ --------------------- -------------------------
Linn, Andrea           Instructor                           Windsor                    8/99
---------------------- ------------------------------ --------------------- -------------------------
McCord, Denise         Instructor                           Windsor                    7/99
---------------------- ------------------------------ --------------------- -------------------------
Mesbergen, Iris        Instructor/Office Asst.              Windsor                    9/99
---------------------- ------------------------------ --------------------- -------------------------
Moline, Melissa        Instructor                         Fort Collins                 1/99
---------------------- ------------------------------ --------------------- -------------------------
Winsett, Beverly       Instructor                         Fort Collins                 9/99
---------------------- ------------------------------ --------------------- -------------------------

                                  EXHIBIT 3.18

                         Significant Customer/Suppliers


SRA/MCGRAW-HILL -- Instructional Materials (Teacher Presentation Books,
                   Workbooks, Textbooks)

COREN PRINTING -- Printing company (i.e., brochures, business cards, etc.)

SIGN-A-RAMA -- Sign Designer

ST. PAUL INSURANCE -- Insurance

PHILLIPS PHOTOCOPY -- Service photocopy machine

PSYCHOLOGICAL CORPORATION -- Test Materials

AMERICAN GUIDANCE SERVICES -- Test Materials

SAXON -- Higher Mathematics Instructional Materials


Currently we have no written or oral distribution agreements with our suppliers.

                                  EXHIBIT 3.19
                                    Insurance
                          Dreamcatcher Learning Centers

                           Dreamcatcher Franchise Corp

                                 427 Main Street
                                Windsor, CO 80550
                          St. Paul Fire & Marine Ins Co
                              Policy No. CKO8307077
                         Effective 03/01/98 to 03/01/99

                            COMMERCIAL PACKAGE POLICY
                               SECTION I--PROPERTY

Location #1:  427 Main Street, Suites A-E, J & K, Windsor, CO 80550
-----------

     Business Personal Property: Special Causes of Loss Form including theft, Replacement Cost, subject to a $250 deductible and 90% Coinsurance.
     LIMIT:  $5,000

     Business Income: Special Causes of Loss Form including theft, subject to a $250 deductible and 100 Coinsurance.
     LIMIT:  $50,000

Location #2:  3835 W. 10th Street, #100H, Greeley, CO 80631
-----------

     Business Personal Property: Special Causes of Loss Form including theft, Replacement Cost, subject to a $250 deductible and 90% Coinsurance.
     LIMIT:  $5,000

     Business Income: Special Causes of Loss Form including theft, subject to a $250 deductible and 100 Coinsurance.
     LIMIT:  $50,000

Location #3:  343 W. Drake Road, #115, Fort Collins, CO 80526
-----------

     Business Personal Property: Special Causes of Loss Form including theft, Replacement Cost, subject to a $250 deductible and 90% Coinsurance.
     LIMIT:  $5,000

     Business Income: Special Causes of Loss Form including theft, subject to a $250 deductible and 100 Coinsurance.
     LIMIT:  $50,000

                          Dreamcatcher Learning Centers

                           Dreamcatcher Franchise Corp

                              SECTION II--LIABILITY


General Liability:  Occurrence Form

LIMITS:      $1,000,000     General Aggregate
             $1,000,000     Products/Completed Operations Aggregate
               $500,000     Personal & Advertising Injury
               $500,000     Each Occurrence
               $100,000     Premises Damage Limit
                 $5,000     Medical Expense (Any One Person)

Auto Liability Protection:  Hired/Non-Owned Autos

LIMITS:      $1,000,000     Each Accident

TOTAL ANNUAL PREMIUM $2,500.00


                        SECTION V--COVERAGES NOT INCLUDED

                             1.  Building
                             2.  Scheduled Autos
                             3.  Flood/Surface Water
                             4.  Boiler & Machinery
                             5.  Workers' Compensation
                             6.  Life & Health




DISCLAIMER: THE STATEMENTS MADE RELATING TO COVERAGE IN THIS SUMMARY ARE BRIEF DESCRIPTIONS FOR YOUR REVIEW ONLY. FOR THE ACTUAL NATURE AND INTENT OF COVERAGE, PLEASE REFER TO YOUR POLICY.

                                  EXHIBIT 3.20


                               Litigation/Claims



No written or oral claims are outstanding and, to the best knowledge of shareholders, no claims are pending.

                                  EXHIBIT 3.23

                         Seller's Intellectual Property



Dreamcatcher Learning Centers, Inc. and design

         U.S. Service Mark Registration Date: October 15, 1996
         U.S. Service Mark Registration No.: 2,008,150

Dreamcatcher Learning Centers

         Colorado Registration Date: October 16, 1998

                                  EXHIBIT 3.24

                                 Cash Locations



Eaton Bank
2700 47th Avenue
Greeley, CO 80634
(970) 339-3456

         Dreamcatcher Franchise Corporation Operating Account
         Account #0201015320

         Dreamcatcher Franchise Corporation Line of Credit
         Account #912246

         Dreamcatcher Learning Centers Operating Account
         Account #0201013747

         Dreamcatcher Learning Centers Payroll Account
         Account #0201013754

US Bank
301 E. Horsetooth Road
Fort Collins, CO 80525
l-800-872-2657

         Dreamcatcher Learning Centers Line of Credit
         Account #30300112125050998

                                   EXHIBIT 8.5

                              Employment Agreement


         This Employment Agreement (this "Agreement"), dated January 5, 2000, is entered into between Margo W. Barnhart [JERALD L. BARNHART] ("Employee") and Dreamcatcher Franchise Corporation, a Minnesota corporation (the "Company").

RECITALS:

         A. Employee is a shareholder of Dreamcatcher Learning Centers, Inc. ("DLC") and Dreamcatcher Franchise Corporation "DFC"), a Colorado corporation. The Company is purchasing substantially all of the assets of DLC and DFC pursuant to the terms of Asset Purchase Agreements (the "Purchase Agreements"). As a condition to the Purchase Agreements, the Company and Employee agree to enter into this Agreement.

         B. Employee understands that Employee is being employed in a position of trust and confidence and will have access to, become familiar with, and contribute to the confidential information and trade secrets of the Company, including those purchased in the Purchase Agreements. In addition, as part of Employee's duties, Employee may develop and maintain close working relationships with the Company's customers and suppliers.

         C. Employee understands that as a condition of Employee's employment, Employee must protect this information and these relationships and use them for the Company's benefit only, not for Employee's own or another's benefit. Employee understands that this Agreement is intended to protect the business that the Company has purchased and will build. If Employee violates any part of this Agreement, it will seriously harm the Company's business and cause damage that will be impossible to measure.

AGREEMENT:

         Employee wishes to be employed by the Company in a capacity in which Employee may receive and/or contribute to confidential information and work with the Company's customers and suppliers. In consideration of Employee's employment with the Company, the Company's purchase of DLC and DLA, the opportunity to have access to and contribute to the Company's confidential information and goodwill and other valuable consideration, Employee agrees to the terms set forth below.

         1. Employment. Effective as of January 5, 2000, the Company agrees to employ Employee in the capacity of Vice President of the Company and Employee accepts such employment with the Company subject to the terms and conditions of this Agreement.

         2. Term of Employment. Employee's employment under this Agreement shall commence as of January 5,2000, and shall continue for a period of two (2) years unless terminated earlier in accordance with the terms of this Agreement (the "Employment Period").

         3. Duties of Employee. Employee agrees to devote Employee's full-time efforts to serve the Company faithfully and to the best of Employee's ability. Employee shall perform such services as are reasonably assigned by the Company from time to time. Employee shall be subject to and comply with the Company's policies as they exist from time to time, including but not limited to those identified in the Company's employee handbook. In case of a conflict between any such policy and this Agreement, the terms of this Agreement shall control.

         4. Compensation.

                  4.1. Salary. The Company shall pay Employee an annual salary of Seventy-Five Thousand Dollars ($75,000).

                  4.2. Stock Options. Pursuant to the Company's Long-Term Incentive Plan, the Company shall issue Employee incentive stock options to acquire up to Ten Thousand (10,000) shares of IPI's common stock in the form of the Incentive Stock Option Agreement attached as an Exhibit 4.2 hereto. The exercise price shall be the greater of (i) Four Dollars ($4.00) per share, or
(ii) the closing price of the stock on the business day immediately preceding the closing date of the Purchase Agreements.

                  4.3. Employee Benefits. Employee shall be eligible to receive those benefits offered by the Company from time to time to its employees generally, subject to the terms and conditions of such benefit plans or programs. Employee agrees that the Company shall have the right, in its sole discretion, to add to, modify, reduce or discontinue such benefits.

                  4.4. Payroll Practices and Withholding. All compensation paid to Employee shall be remitted in accordance with the Company's customary payroll practices in effect from time to time and subject to any ordinary deductions and withholding required by law.

         5. Confidential Information.

                  5.1. Definition. For purposes of this Agreement, "Confidential Information" means any information or compilation of information, not generally known, that relates to the Company's existing or reasonably foreseeable business, including, but not limited to, trade secrets, operating procedures, customer lists, customer information, supplier information, pricing, marketing plans and proposals. "Confidential Information" does not include any information which is generally known by the public.

                  5.2. Nondisclosure. During the Employment Period and at all times thereafter, Employee shall hold in strictest of confidence and will never, without prior written authorization of the Company, disclose, furnish, communicate, make accessible to any person or use in any way Confidential Information for Employee's own or another's benefit or permit the same to be used in competition with the Company. Employee agrees to refrain from any acts or omissions that would reduce the value of the Confidential Information to the Company.

                  5.3. Return of Confidential Information. If either the Company or Employee terminates Employee's employment with the Company, Employee agrees to immediately return to the Company all tangible evidence of Confidential Information that was conceived or generated by Employee or that came into Employee's possession, including, without limitation, contact lists, rolodexes, business cards, manuals, books, records, drawings, forms, letters, agreements, memorandums, notes, note books, reports, data or copies thereof. Employee acknowledges that all Confidential Information is and shall remain the exclusive property of the Company.

         6. Restrictive Covenants.

                  6.1. Full-Time Efforts. During Employee's employment with the Company, Employee shall be employed as a full-time employee and agrees to devote Employee's full work time, energy, and best efforts to furthering the Company's business. Employee shall not engage in any other business activity, including but not limited to outside employment or consulting, without the Company's written consent. Employee shall not take part in any activity that would, in the Company's sole discretion, conflict with the Company's interests.

                  6.2. Noncompetition. During Employee's employment with the Company and for a period of three (3) years immediately thereafter, Employee shall not, anywhere in the United States, engage in any business, directly or indirectly, as an officer, director, employee, owner, proprietor, joint venturer, agent, trustee, advisor, consultant, principal, partner or as a five percent (5%) or more shareholder, which to any extent competes with DLC's instructional learning business or other instructional learning businesses, including Sylvan Learning Systems and Huntington Learning Centers, or conspire with others to do so.

                  6.3. Interference. During Employee's employment with the Company and for a period of three (3) years immediately thereafter, Employee will not either directly or indirectly, (i) employ or solicit any person employed by the Company to leave their employment with the Company, or (ii) attempt to divert or interfere with the relationships of the Company with existing or likely future customers, suppliers, contractors, or other persons with which the Company does or has a reasonable expectation of doing business.

                  6.4. Derogatory Statements. The Company and Employee covenant and agree not to disparage, slander, defame or vilify the other, or their employees or business practices as applicable.

         7. Intellectual Property.

                  7.1. Copyrights. Employee agrees that any documents, computer software, artwork or other work of authorship ("Works") prepared by Employee for Company's benefit or at its request, shall be considered "work made for hire" within the meaning of U.S. Copyright law and that all such Works shall belong to the Company. Employee hereby assigns to the Company all of Employee's right, title and interest in and to all such Works. Employee agrees to disclose such Works and agrees to assist Company by executing any such documents or applications as may be useful to evidence such ownership of such Works by the Company.

                  7.2. Inventions. "Invention" means any invention, discovery, design, improvement, or idea, whether patentable or copyrightable or not, and whether or not shown or described in writing or reduced to practice.

                           7.2.1. Disclosure. Employee shall promptly and fully
disclose in writing to the Company, and will hold in trust for Company's sole right and benefit, any Invention (as defined below) that Employee, during the period Employee is employed by the Company and for one year thereafter, makes, conceives, or reduces to practice or causes to be made, conceived, or reduced to practice, either alone or in conjunction with others, that (i) relates to any subject matter pertaining to Employee's employment; (ii) relates to or is directly or indirectly connected with the Company's business, products, processes, or Confidential Information; or (iii) involves the use of any of the Company's time, material, or facility.

                           7.2.2. Records/Assignment. Employee will keep
accurate, complete, and timely records for such Inventions, which records shall be the Company's property and shall not be removed from the Company's premises. Employee hereby assigns to the Company all of Employee's right, title, and interest in and to all such Inventions and, upon the Company's request, Employee shall execute, verify, and delivery to the Company such documents, including without limitation, assignments and patent applications, and shall perform such other acts, including, without limitation, appearing as a witness in any action brought in connection with this Agreement that is necessary to enable the Company to obtain the sole right, title, and benefit to all such Inventions.

                           7.2.3. Excluded Inventions. Notwithstanding anything
to the contrary, the Company agrees and Employee is hereby notified that the above agreements in this Section to assign Inventions to the Company do not apply to any Invention for which no equipment, supplies, facility, or Confidential Information of the Company's was used, which was developed entirely on Employee's own time, and neither (a) relates either (i) directly to the Company's business; or (ii) to the Company's actual or demonstrably anticipated research or development; or (b) results directly or indirectly from any work performed by Employee for the Company.

         8. Termination. Notwithstanding anything to the contrary in this Agreement, Employee's employment with the Company shall automatically terminate upon Employee's death.

                  8.1. "Cause" Termination. The Company may terminate Employee's employment with the Company for "Cause" upon the occurrence of any of the following events:

                           8.1.1. Nonperformance. Employee engages in (i) acts
or omissions of negligence or gross misconduct in the performance of duties to the Company; (ii) repeated unexplained or unjustified absences from the Company; or (iii) a willful violation of any federal or state statute. In the event any act or omission of negligence or gross misconduct referred to above is curable, the Company shall give written notice of such negligence or gross misconduct and ten (10) days to cure it unless such failure is the second failure (whether or not the first failure was cured) of the same nature within six, months, in which case termination may be immediate without application of a cure period.

                           8.1.2. Criminal Action. Employee is convicted of or
enters a plea of guilty or nolo contendere to any felony or gross misdemeanor or the entry of any final civil judgment against Employee in connection with any allegation against Employee of fraud, misrepresentation, misappropriation of property, or any other intentional tort.

                           8.1.3. Dishonesty. Employee materially impairs the
Company's goodwill or the goodwill associated with the Company's products or in the event of gross misconduct, dishonesty or disloyalty on the part of Employee.

                  8.2. Termination During Employment Period Without Cause. If the Company terminates Employee's employment during the Employment Period (as defined above) without "Cause," Employee shall be paid as damages all compensation due to Employee for the remaining term of the Agreement, and Employee shall not be required to mitigate Employee's damages with respect to the payment of such amount. Such amount will be paid at the regular intervals to which Employee would have been entitled to such compensation had Employee remained employed for the remainder of the Employment Period, which payment shall be in lieu or any other remedies that Employee is entitled as a result of such termination. This provision shall not be construed to affect the validity of any non-competition or non-disclosure covenant contained either in the Employment Agreement or in the Purchase Agreements.

                  8.3. Termination of Employment. Immediately upon termination of Employee's employment pursuant to Section 8, Employee shall have no further right to compensation, benefits, or payments of any kind (including but not limited to payment from the Company for unused vacation) except compensation and benefits actually earned through Employee's last day of employment.

         9. General Provisions.

                  9.1. Remedies. If Employee violates or threatens to violate any provision in Article 5, 6 or 7 of this Agreement, the Company shall be entitled to injunctive relief, in addition to any other remedies allowed to the Company by law or equity, and to collect from Employee its reasonable attorneys' fees and costs incurred in bringing any action against Employee or otherwise enforcing the terms of this Agreement.

                  9.2. Severability and Interpretation. If a court rules that any part of this Agreement is not enforceable, the parties agree that part of the Agreement shall be modified by the court to make it enforceable to the maximum extent possible. If that part cannot be modified, that part of the Agreement may be severed and the other parts of the Agreement shall nonetheless be enforced in accordance with their terms.

                  9.3. Understandings. Employee acknowledges and agrees that the Company informed Employee, as part of the offer of employment and before Employee accepted employment, that restrictive covenants and confidentiality provisions would be required as part of the terms and conditions of Employee's employment. Employee agrees that the restrictions contained in this Agreement are reasonable, shall not impair Employee's ability to find other employment, and shall survive the termination of Employee's employment. Employee agrees that the restrictions contained in this Agreement shall apply to Employee no matter how Employee's employment terminates (including but not limited to voluntary or involuntary termination or expiration of the Employment Period) and regardless of whether Employee's termination is voluntary or involuntary.

                  9.4. Modifications and Waivers. No purported amendment, modification or waiver of any provision of this Agreement shall be binding unless set forth in a written document signed by both parties (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the circumstance or event specifically referenced in the written waiver document and shall not be deemed a waiver of any other term of this Agreement or of the same circumstance or event upon any recurrence thereof.

                  9.5. Choice of Law. This Agreement, and the respective rights of the parties under this Agreement, shall be governed and construed by the laws of the State of Minnesota, without application of any choice of law considerations.

                  9.6. Subsequent Employment. Employee agrees to inform any subsequent employer who competes or may compete with the Company of the existence of this Agreement and Employee's ongoing obligations hereunder. Employee also agrees to immediately notify the Company of such employment. The Company shall have the right to provide a copy of this Agreement to any future employer of Employee.

                  9.7. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes any and all prior or contemporaneous oral or written understandings relating to the subject matter hereof.

         This Agreement constitutes the legal, valid and binding obligation of each of the undersigned parties.


Margo W. Barnhart [JERALD L. BARNHART


DREAMCATCHER FRANCHISE CORPORATION
By
   ------------------------------
   Its
       --------------------------

                                   EXHIBIT 4.2

                        Incentive Stock Option Agreement
                                    IPI, INC.
                          1994 LONG-TERM INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


OPTIONEE: MARGO W. BARNHART           GRANT DATE:
                                                 -------------------------------
                                      NUMBER OF OPTION SHARES:            10,000
                                                              ------------------
                                      OPTION PRICE PER SHARE:
                                                             -------------------
                                      EXPIRATION DATE:
                                                      --------------------------

         The Committee administering the IPI, Inc. 1994 Long-Term Incentive Plan (the "Plan") has, on the Grant Date set forth above, authorized the grant to you of the following stock option:

         1. You are hereby granted the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of the aggregate number of shares set forth above (the "Option Shares") of the common stock, $.01 par value, of IPI, Inc. (the "Common Stock"), at the Option Price per share set forth above.

         2. This option is irrevocable and is intended to conform in all respects with the Plan, a copy of which has been supplied to you, and the provisions of which are incorporated in this Agreement by this reference. This option is intended to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent that the fair market value of the Option Shares (determined as of the Grant Date) with respect to which this option becomes exercisable for the first time in any calendar year does not exceed $100,000.

         3. This option may be exercised from time to time with respect to any number of whole Option Shares, up to the aggregate number of Option Shares set forth above, except that:

                  a. it shall not be exercisable prior to the first anniversary of the Grant Date;

                  b. it shall become exercisable with respect to 20% of the Option Shares on the first anniversary of the Grant Date, with respect to an additional 20% of the Option Shares on each of second, third, fourth, and fifth anniversaries of the Grant Date; and

                  c. it shall expire and become nonexercisable on the Expiration Date set forth above or on any earlier date specified in paragraphs 4 or 5.

         4. If your employment with the Company and its Affiliates is terminated for cause, this option shall immediately expire and become nonexercisable with respect to all Option Shares not previously purchased. For the purposes of this Agreement, "cause" means dishonesty, willful misconduct, or conviction of a crime involving, in each case, the property of the Company or any Affiliate, or the performance of your duties with the Company or any Affiliate. For the purposes of this Agreement, the term "Affiliate" means any corporation which, at the relevant time, is a "parent corporation" or a "subsidiary corporation" of the Company, as such terms are defined in Sections 425 (e) and (f) of the Code, respectively.

         5. If your employment with the Company and its Affiliates terminates for any reason not specified in paragraph 4, this option shall immediately expire and become nonexercisable as to any Option Shares with respect to which it was not, exercisable on the date your employment terminated, but it shall remain exercisable as to any remaining Option Shares until the first to occur of the following:

                  a. the expiration of three months from the date on which your employment terminates (except that if you die during such three-month period, it shall remain exercisable for the period specified in subparagraph (b) below);

                  b. the expiration of 12 months following the date of your death; or

                  c. the Expiration Date set forth above.

                  For the purposes of this Agreement, your employment with the Company and its Affiliates will be deemed to have terminated if you are on a leave or absence for more than 90 days, unless (and only for as long as) your right to reemployment with the Company or an Affiliate is guaranteed by statute or contract.

         6. This option may be exercised by written notice delivered to the Secretary of the Company, which notice shall specify the number of whole Option Shares to be purchased and the purchase price to be paid therefor. The date of delivery of such written notice shall be the date of exercise. Such notice shall be accompanied by:

                  a. cash or a bank check payable to the Company in the amount of the purchase price;

                  b. certificates for shares of Common Stock endorsed in blank and having a fair market value as of the date of exercise which, in the determination of the Committee, is not less than the purchase price; or

                  c. a combination of certificates for shares of Common Stock and cash (or a bank check) having a combined value as of the date of exercise which, in the determination of the Committee, is not less than the purchase price;

provided, that certificates for shares of Common Stock which were acquired through the exercise of incentive stock options may not be delivered in payment of the purchase price unless the shares have been held by the optionee for at least six months prior to the date of exercise.

         7. The Company may postpone the issuance and delivery of the Option Shares upon any exercise of this option until the compliance with applicable requirements of any securities exchange or system on which the shares of the Company of the same class have been listed and the completion of such registration or other qualification of such shares under and the compliance with other applicable provisions of any State or Federal securities law, rule or regulation as the Committee may determine to be necessary or advisable. Nothing herein contained shall be deemed to require the Company to file or amend a registration statement under the Securities Act.

         8. This option shall not be assignable or transferable by you, other than by will or by the laws of descent and distribution, and shall be exercisable during your lifetime only by you. If all or any part of this option remains exercisable after your death, it may be exercised by the personal representative of your estate or by any person who acquires the right to exercise it by bequest, inheritance, or otherwise by reason of your death.

         9. Nothing in this Agreement confers any right on you to continue in the employ of the Company or of any of its Affiliates, or affects in any way the right of the Company or its Affiliates to terminate your employment at any time, with or without cause, subject to the terms of any employment agreement between you and the Company or its Affiliates.

         10. This Agreement shall be binding upon and inure to the benefit of, any successor or successors to all or substantially all of the business or assets of the Company.

         11. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Minnesota.

                  In order to evidence the grant of this option, please execute the extra copy of this Agreement in the space provided and return the same to the Company, whereupon this Agreement and the copy so signed and returned by you shall constitute a binding option agreement between us.

IPI, INC.


By:
    -------------------------------------


                  I hereby acknowledge that I have received and carefully read all of the provisions of the Plan and this Agreement, and agree to be bound by this Agreement.


Signature:
           ------------------------------
           Margo W. Barnhart

                                CLOSING DOCUMENT


Pursuant to a purchase agreement signed December 13, 1999 by the undersigned parties, such parties agree that the attached exhibits have been appropriately updated for the closing of such agreement. The attached exhibits supersede the exhibits contained within the December 13, 1999 document.


BUYER:
IPI, INC.                                  DREAMCATCHER FRANCHISE CORPORATION


By: /s/ (ILLEGIBLE)                        By: /s/ (ILLEGIBLE)
    -------------------------------            -------------------------------

Its: CEO                                   Its: President
     ------------------------------             ------------------------------

Dated: 1/5/2000                            Dated: 1/5/2000
       ----------------------------               ----------------------------


SELLER:
DREAMCATCHER LEARNING CENTERS, INC.

By: /s/ Margo W. Barnhart
    -------------------------------
Its: President/CEO
     ------------------------------


SELLER SHAREHOLDERS:

/s/ Margo W. Barnhart                      /s/ Jerald L. Barnhart
-----------------------------------        -----------------------------------
Margo W. Barnhart                          Jerald L. Barnhart

Dated: 1-5-2000                            Dated: 1-5-2000
       ----------------------------               ----------------------------

                                EXHIBITS LISTING


1.1.7     Prepaid Assets and Deposits
1.1.8     Receivables
1.3.1     Liabilities
2.2       Allocation of Purchase Price
3.4.1     Sellers' Financial Statements, as of 12/31/99
3.15.1    Employee Plans
3.17.1    Employee List
3.17.2    Terminated Employees

                                 EXHIBIT 1.1.8

                                   Receivables


Dreamcatcher Direct Instruction                                     Receipts Due
                                                         Report Date: 01/05/2000

Windsor, CO                        Total Accounts Receivable:         $ 4,426.98
Fort Collins, CO                   Total Accounts Receivable:           4,617.50
Greeley, CO                        Total Accounts Receivable:           1,765.78
                                                                      ----------
                                         Total Due                    $11,686.41
                                                                      ==========

                                  EXHIBIT 1.1.7

                           Prepaid Assets and Deposits


                                                                     Balance
                                                                    1/5/2000
                                                                    --------

Security Deposits                                                  $1,800.00

Monroe NC Electric Deposit                                              0.00

Eaton Bank Account                                                    100.00

Eaton Bank Payroll Account                                              0.00

Bank of Colorado - Front Range                                          1.25

                                  EXHIBIT 1.1.8

                                   Receivables



Accounts receivable aging is as of December 9, 1999 is attached and will be updated weekly until the Closing.

                                  EXHIBIT 1.3.1

                                   Liabilities


U.S. Bank                                                          $68,015.88
McGraw Hill                                                          6,000.00
Phillips Photocopy                                                     515.00
Tax Deposits (with estimated 15% penalty)                           21,620.53
                                                                   ----------
                                                                   $96,815.69
                                                                   ==========


*Upon the mutual agreement of Buyer and Seller, the liabilities may include Seller's obligations to provide Seller's employees paid vacation days and/or paid sick leave (list employee, hours/days, and dollar value as of the Closing
Date). Buyer has no obligation to hire any of Seller's employees under any conditions and will only agree to permit such vacation and sick pay liabilities to be included within the Assumed Liabilities at Buyer's sole discretion.


Liabilities assumed by Buyer pursuant to this Exhibit 1.3.1 and Exhibit 1.3.1 to the Asset Purchase Agreement between Dreamcatcher Franchise Corporation, a Colorado corporation, and Dreamcatcher Franchise Corporation, a Minnesota corporation, may not exceed $395,000. To the extent liabilities identified on such Exhibits do exceed $395,000, Buyer may elect which of such liabilities Buyer is assuming and limit such aggregate amount to $395,000.

                                   EXHIBIT 2.2

                          Allocation of Purchase Price


Accounts Receivable                               Actual             $101.25
Inventory/Educational Materials                   Actual           10,810.26
Prepaids                                          Actual           14,023.96
Fixed Assets                                      Up to $           6,303.37
                                                         -------------------
Intellectual Property/Intangibles
      Other than Goodwill                         Up to $          25,000.00
                                                         -------------------
Goodwill                                          Balance (if any)
                                                                  $38,776.85
                                                                  ----------

         Total                                                    $96,815.69
                                                                  ==========

                                  EXHIBIT 3.4.1

                          Seller's Financial Statements

                                       DLC
                                  Balance Sheet
                                December 31, 1999

                                     ASSETS

Current Assets
     Eaton Bank Account                        $  2,430.26
     Eaton Bank-Payroll Account                     130.13
     Bank of Colorado-Front Range                     1.25
     Accounts Receivable                         (6,436.02)
     Employee Advances                             (749.50)
                                               -----------

     Total Current Assets                                         (4,623.88)

Property and Equipment
     Photocopy Machine                            3,815.99
     Signs                                        2,877.89
     Furniture & Fixtures                        19,881.73
     Furniture & Fixtures                         1,387.54
     Furniture & Fixtures                           460.57
     Furniture & Fixtures                           106.65
     Accumulated Depreciation                   (22,227.00)
     Ed. Materials (Permanent)                   14,023.96
                                               -----------

     Total Property and Equipment                                 20,327.33

Other Assets
     Note for Loveland Franchise                 (8,884.47)
     Security Deposits                            3,486.01
     Monroe NC Electric Deposit                     106.70
     Due from DFC                                 5,895.37
                                               -----------

     Total Other Assets                                              603.61
                                                               ------------

Total Assets                                                   $  16,307.06
                                                               ============

                     Unaudited--For Management Purposes Only

                                  EXHIBIT 3.4.1

                          Seller's Financial Statements

                                       DLC
                                  Balance Sheet
                                December 31, 1999

                             LIABILITIES AND CAPITAL

Current Liabilities
     Fed/FICA Payable                         $  16,233.86
     State W/H Payable                            2,338.46
     Futa/Suta Payable                             (355.27)
                                              ------------

     Total Current Liabilities                                    18,217.05

Long-Term Liabilities
     Line of Credit--U.S. Bank                   68,680.16
     N/P Dreamcatcher Franchise                  99,736.00
     Deposit from Franchise                      55,462.54
     Note Payable Officer                        43,216.09
                                              ------------

     Total Long-Term Liabilities                                 267,094.79
                                                               ------------

     Total Liabilities                                           285,311.84

Capital
     Common Stock                                40,600.00
     Retained Earnings                         (219,895.94)
     Net Income                                 (89,708.84)
                                              ------------

     Total Capital                                              (269,004.78)
                                                               ------------

Total Liabilities & Capital                                    $  16,307.06
                                                               ============

                     Unaudited--For Management Purposes Only

                                  EXHLBIT 3.4.1

                          Seller's Financial Statements

                                       DLC
                                Income Statement
                 For the Twelve Months Ending December 31, 1999

                                    Current                Year to Date
                                     Month
Revenues
     Lessons-W                        821.00      11.15      22,991.00       17.73
     Lessons-G                      2,848.00      38.67      45,750.50       35.28
     Lessons-FC                     3,079.25      41.80      52,841.25       40.75
     Testing-W                        390.00       5.29       1,747.50        1.35
     Testing-G                        285.00       3.87       2,975.00        2.29
     Testing-FC                        62.50       0.85       2,002.50        1.54
     Finance Charge-W                   0.00       0.00          37.54        0.03
     Credits-W                       (120.00)     (1.63)       (240.00)      (0.19)
     Credits-G                          0.00       0.00        (507.00)      (0.39)
     Other Income-Books, etc.           0.00       0.00       3,000.00        2.31
     Refunds-Loveland                   0.00       0.00        (922.00)      (0.71)
                                 -----------               -----------

     Total Revenues                 7,365.75      100.0     129,676.29       100.0
                                 -----------               -----------
Cost of Sales
     Rent-Windsor                    (500.00)     (6.79)    (10,000.00)      (7.71)
     Rent-Greeley                  (1,000.00)    (13.58)    (11,000.00)      (8.48)
     Rent-Fort Collins             (1,037.25)    (14.08)    (12,523.70)      (9.66)
     Salaries-Windsor              (6,602.50)    (89.64)    (71,484.98)     (55.13)
     Salaries-Greeley              (2,156.50)    (29.28)    (26,233.75)     (20.23)
     Salaries-Fort Collins         (2,149.25)    (29.18)    (19,057.13)     (14.70)

     Total Cost of Sales          (13,445.50)   (182.54)   (150,299.56)    (115.90)
                                 -----------               -----------

     Gross Profit                  (6,079.75)    (82.54)    (20,623.27)     (15.90)
                                 -----------               -----------

                                  EXHLBIT 3.4.1

                          Seller's Financial Statements

                                       DLC
                                Income Statement
                 For the Twelve Months Ending December 31, 1999

                                              Current                     Year to Date
                                               Month
Expenses
     Advertising                                540.00         7.33         (1,878.98)       (1.45)
     Advertising-Windsor                          0.00         0.00            (91.00)       (0.07)
     Advertising-Greeley                          0.00         0.00           (308.15)       (0.24)
     Advertising-Fort Collins                     0.00         0.00         (1,352.95)       (1.04)
     Travel                                       0.00         0.00           (516.00)       (0.40)
     Auto Expense                            (1,270.81)      (17.25)        (8,120.83)       (6.26)
     Bank Service Charges                       (74.57)       (1.01)        (2,148.16)       (1.66)
     Contributions                                0.00         0.00           (100.00)       (0.08)
     Dues & Subscriptions                         0.99         0.00           (582.28)       (0.45)
     Dues & Subscriptions-Greeley                 0.00         0.00            (55.00)       (0.04)
     Dues & Subscriptions-Fort Collins            0.00         0.00            (55.00)       (0.04)
     Educational Materials                        0.00         0.00         (3,000.00)       (2.31)
     Utilities                                 (195.06)       (2.65)          (195.06)       (0.15)
     Utilities-Greeley                         (345.60)       (4.69)        (1,255.16)       (0.97)
     Utilities-Fort Collins                    (132.45)       (1.80)          (799.38)       (0.62)
     Insurance-Auto                            (549.70)       (7.46)        (1,970.30)       (1.52)
     Insurance-Health                         5,655.11        76.78        (14,939.11)      (11.52)
     Insurance-General                          792.07        10.75            213.93        (1.71)
     Insurance-Windsor                            0.00         0.00          1,637.54         1.26
     Insurance-Greeley                            0.00         0.00             60.48         0.05
     Insurance-Fort Collins                       0.00         0.00            290.05         0.25
     Insurance-Life                               0.00         0.00            753.22        (0.58)
     Interest Expense                        (1,278.15)      (17.35)         (5978.26)       (4.61)
     Legal & Accounting                           0.00         0.00           (435.20)       (0.34)
     Miscellaneous Expense                    2,120.00        28.78         (1,574.03)       (1.21)
     Meals                                        0.00         0.00           (120.72)       (0.09)
     Office Expense                           2,228.23        30.25            403.73         0.31
     Office Expense-Windsor                     (57.93)       (0.79)          (696.23)       (0.54)
     Office Expense-Greeley                       0.00         0.00           (150.16)       (0.12)
     Office Expense-Fort Collins                (24.07)       (0.33)          (182.11)       (0.14)
     Postage Expense                              0.00         0.00           (267.85)       (0.21)
     Payroll Service Expense                      0.00         0.00           (267.85)       (0.23)
     Rent Expense-Loveland                      400.00         5.43            400.00         0.31

     Repairs & Maintenance                        0.00         0.00           (125.00)       (0.10)
     Supplies Expense                             0.00         0.00           (515.15)       (0.40)
     Supplies Expense-Windsor                     0.00         0.00            (12.06)       (0.01)
     Supplies Expense-Greeley                     0.00         0.00           (518.03)       (0.40)
     Supplies Expense-Fort Collins                0.00         0.00            (60.78)       (0.05)
     Taxes, Payroll                             224.22         3.04            224.22         0.17
     Taxes, Payroll-Windsor                    (490.01)       (6.65)        (5,411.67)       (4.17)
     Taxes, Payroll-Greeley                    (164.97)       (2.24)        (2,004.34)       (1.55)
     Taxes, Payroll-Fort Collins               (164.41)       (2.23)        (1,408.43)       (1.09)
     Futa-Windsor                                (5.23)       (0.07)          (229.97)       (0.18)
     Futa-Greeley                                (4.45)       (0.06)          (115.80)       (0.09)
     Futa-Fort Collins                          (17.19)       (0.23)          (147.30)       (0.11)
     Suta-Windsor                                (2.52)       (0.03)           (96.35)       (0.07)
     Suta-Greeley                                (1.11)       (0.02)           (44.09)       (0.03)
     Suta-Fort Collins                           (4.30)       (0.06)           (42.67)       (0.03)
     Telephone Expense                          396.86         5.39           (274.65)       (0.21)
     Telephone Expense-Windsor                    0.00         0.00         (5,335.55)       (4.11)
     Telephone Expense-Greeley                    0.00         0.00           (602.83)       (0.46)
     Telephone Expense-Fort Collins               0.00         0.00         (1,611.64)       (1.24)
     Training Expense                             0.00         0.00           (380.00)       (0.29)
     Travel & Entertainment                       0.00         0.00           (497.75)       (0.38)
     Fines & Penalties                            0.00         0.00         (1,050.18)       (0.81)
     Other Income                                 0.00         0.00           (485.45)       (0.37)
     Independence Academy                         0.00         0.00           (913.64)       (0.70)
                                           -----------                    -----------

Total Expenses                                7,573.96       102.83        (69,085.57)      (53.28)
                                           -----------                    -----------
Net Income                                 $  1,494.21        20.29       $(89,708.84)      (69.18)
                                           ===========                    ===========

                          For Management Purposes Only

                                 EXHIBIT 3.15.1

                                 EMPLOYEE PLANS

PLAN DESCRIPTIONS

MEDICAL PLAN          Company pays 100% of the employees health insurance
                      premiums and 0% of Spouse/dependents coverage.
DENTAL PLAN           Paid 100% by employee.
CAFETERIA 125 PLAN    Company administers the plan. There is no corporate
                      contribution.
LIFE INSURANCE        All full-time employees are eligible for $10,000 of life
                      insurance paid by the Company.
PAID VACATION         One day per month of employment for the first year. One
                      and one-half days per month of employment for years 2-5.
                      Two days per month of employment for subsequent years.
                      Days are added at the first of the year, but are prorated
                      down to the termination date.
PAID SICK TIME        Half-day per month of employment. Days are added at the
                      beginning of the year. Unused days are not paid at termination.

----------------------- -------------- ------------ ------------- --------------- ------------- -------------
                                                                                    Vacation      Sick Time
                                                                                     Accrued       Accrued
         Name              Medical *     Dental *     125Plan *     Life Ins. *     (in days)     (in days)
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Barnhart, Jerry (1)           X             X                           X             52.25         20.75
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Barnhart, Margo (1)           X             X                           X             52.25         26.75
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Budzynski, Mathew (1)         X                                         X              5.00          5.75
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Fitzgerald, Kathleen (1)                                                               0.00          0.63
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Godson, Sylvia
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Hughes, Louise
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Kerr, Kristin (1)             X             X            X              X             41.25         11.75
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Kirkwood, Andrea
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Lopez, Davin
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Macfarlane, Ruth
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Parsons, Suzi (1)             X             X            X              X
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Schmitz, Sarah
------------------------ ------------- ------------ ------------- --------------- ------------- -------------
Wyndelts, Amy
------------------------ ------------- ------------ ------------- --------------- ------------- -------------

* (X = enrolled)
(1) These individuals perform services for both Dreamcatcher Learning, Inc. and Dreamcatcher Franchise Corporation (DFC). The accrued vacation and sick time represent amounts effective as of December 13, 1999 for both organizations.

                                 EXHIBIT 3.17.1

                                  EMPLOYEE LIST

---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
           NAME                  POSITION       DATE OF      STATUS       HOURLY     MONTHLY       BONUS       ADD'L.
                                                  HIRE       FT/PT        RATES      SALARY                     COMP.
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Barnhart, Jerry (1)          Owner                1/1/95      FT                      - 0 -        - 0 -          ****
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Barnhart, Margo (1)          Owner                1/1/95      FT                      - 0 -        - 0 -          ****
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Budzynski, Mathew (1)        Director-Greeley     7/1/98      FT                     $1,900      Eligible*
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Fitzgerald, Kathleen (1)     Director-Fort       11/8/99      FT                     $1,800      Eligible*
                             Collins
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Godson, Sylvia               Instructor                                  $10.50                    - 0 -
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Gunn, Kristy                 Office Mgr.          1/6/00      PT                     $1,000        - 0 -
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Hughes, Louise               Instructor                                  $10.50                    - 0 -
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Kerr, Kristin (1)            Franchisee           3/1/96      FT                     $2,500        - 0 -            **
                             Training
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Kirkwood, Andrea             Instructor                                  $10.50                    - 0 -
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Lopez, Davin                 Instructor                                  $10.50                    - 0 -
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Macfarlane, Ruth             Instructor                                  $10.50                    - 0 -
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Parsons, Suzi (1)            Director-            6/1/97      PT                     $1,200        - 0 -
                             Windsor
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Schmitz, Sarah               Instructor                                  $10.50                    - 0 -
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------
Wyndelts, Amy                Instructor                                  $10.50                    - 0 -
---------------------------- ---------------- ----------- ------------ ----------- ------------ ------------ ------------

(1) These individuals perform services for both Dreamcatcher Learning, Inc. and Dreamcatcher Franchise Corporation (DFC).
* Bonus Plan: For Full-Time Managers / Directors
    o  Paid $4 per hour of instruction delivered over 50 hrs. per week
    o  Paid $6 per hour of instruction delivered over 75 hrs. per week
    o  Paid $10 per hour of instruction delivered over 100 hrs. per week
** Automobile/Insurance; Master's Program at UNC (books/tuition); Stock in DFC
   (900 shares)
*** Stock in DFC (900 shares)
**** Automobile/Insurance; Additional Life Insurance

                                 EXHIBIT 3.17.2

                              TERMINATED EMPLOYEES

------------------------ ------------------------------ --------------------- ---------------------
                                                                                  MONTH/YEAR OF
           NAME                      POSITION                 LOCATION             TERMINATION
------------------------ ------------------------------ --------------------- ---------------------
Barnhart, Bonni          Asst. Director/Instructor          Fort Collins              8/99
------------------------ ------------------------------ --------------------- ---------------------
Broude, Jennifer         Instructor                         Fort Collins              5/99
------------------------ ------------------------------ --------------------- ---------------------
Butcher, Shelley         Instructor                         Fort Collins              10/98
------------------------ ------------------------------ --------------------- ---------------------
Childs, Lori             Admin./Instructor                    Windsor                 12/99
------------------------ ------------------------------ --------------------- ---------------------
Gunn, Kristy             Instructor                         Fort Collins              9/98
------------------------ ------------------------------ --------------------- ---------------------
Hawkins, Karen           Center Director                      Greeley                 8/98
------------------------ ------------------------------ --------------------- ---------------------
Linn, Andrea             Instructor                           Windsor                 8/99
------------------------ ------------------------------ --------------------- ---------------------
McCord, Denise           Instructor                           Windsor                 7/99
------------------------ ------------------------------ --------------------- ---------------------
Mesbergen, Iris          Instructor/Office Asst.              Windsor                 9/99
------------------------ ------------------------------ --------------------- ---------------------
Moline, Melissa          Instructor                         Fort Collins              1/99
------------------------ ------------------------------ --------------------- ---------------------
Shields, Karen           Accountant                           Windsor                 12/99
------------------------ ------------------------------ --------------------- ---------------------
Winsett, Beverly         Instructor                         Fort Collins              9/99
------------------------ ------------------------------ --------------------- ---------------------